The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2022

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and

the Contract Owners of Penn Mutual Variable Life Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (hereafter collectively referred to as the “Subaccounts”) of Penn Mutual Variable Life Account I as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts of Penn Mutual Variable Life Account I as of December 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Penn Mutual Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Penn Mutual Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the custodian, the transfer agents of the investee mutual funds and broker. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 13, 2023

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Life Account I since 2004.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$32,566,803	$8,128,025	$28,061,031	$16,600,963	$336,295,296
Dividends receivable	84,085	—	—	—	—
Receivable for securities sold	15,999	32	—	—	6,275

Liabilities:
Due to The Penn Mutual Life Insurance Company	66	32	107	95	1,633
Payable for securities purchased	—	—	393	481	—

Total Net Assets	$32,666,821	$8,128,025	$28,060,531	$16,600,387	$336,299,938

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$934,123	$198,141	$1,566,101	$1,334,482	$27,931,653
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	2,881,534	1,780,962	5,227,992	4,010,985	70,902,909
Cornerstone VUL III	1,261,363	687,502	1,443,690	1,067,251	20,411,685
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	27,589,801	5,461,420	19,822,748	9,585,828	215,643,469
Momentum Builder	—	—	—	601,841	1,410,222

Total Net Assets	$32,666,821	$8,128,025	$28,060,531	$16,600,387	$336,299,938

Accumulation of Unit Values:
Cornerstone VUL	$14.75	$19.67	$29.68	$55.39	$166.21

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.87	$18.62	$27.90	$50.56	$135.45

Cornerstone VUL III	$12.55	$16.60	$22.41	$36.33	$85.89

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$12.73	$16.60	$21.46	$39.47	$77.14

Momentum Builder	$20.73	$—	$52.01	$97.99	$317.06

Number of Shares	32,666,887	635,998	1,884,529	1,051,995	4,195,379
Cost of Investments	$32,666,887	$8,367,424	$30,634,389	$13,394,247	$159,476,311

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$20,711,020	$44,711,827	$13,178,339	$42,125,766	$44,897,668
Dividends receivable	—	—	—	—	—
Receivable for securities sold	1,892	—	27	8,079	2,377

Liabilities:
Due to The Penn Mutual Life Insurance Company	143	276	27	348	349
Payable for securities purchased	—	2,927	—	—	—

Total Net Assets	$20,712,769	$44,708,624	$13,178,339	$42,133,497	$44,899,696

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,485,009	$3,308,864	$122,275	$2,565,099	$4,808,189
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	7,311,724	11,298,105	1,243,587	18,607,120	18,399,547
Cornerstone VUL III	2,582,642	6,335,708	897,990	7,296,023	3,833,226
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	9,333,394	23,452,113	10,914,487	13,665,254	17,831,883
Momentum Builder	—	313,833	—	—	26,852

Total Net Assets	$20,712,769	$44,708,624	$13,178,339	$42,133,497	$44,899,696

Accumulation of Unit Values:
Cornerstone VUL	$24.62	$58.68	$31.44	$20.13	$82.33

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$24.98	$50.86	$31.60	$20.43	$67.60

Cornerstone VUL III	$25.71	$19.76	$33.45	$21.02	$33.54

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$27.42	$31.37	$36.71	$22.42	$37.62

Momentum Builder	$—	$82.16	$—	$—	$138.83

Number of Shares	786,367	889,375	424,014	1,884,340	1,106,457
Cost of Investments	$13,478,167	$31,418,862	$9,020,870	$34,295,172	$24,235,389

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$38,715,351	$118,556,511	$32,015,323	$25,589,936	$11,694,093
Dividends receivable	—	—	—	—	—
Receivable for securities sold	14,335	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	238	612	178	139	46
Payable for securities purchased	—	28,368	1,647	1,641	1,032

Total Net Assets	$38,729,448	$118,527,531	$32,013,498	$25,588,156	$11,693,015

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,982,421	$3,318,460	$2,070,878	$853,871	$314,341
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	13,514,675	33,948,902	7,015,316	8,212,233	1,818,084
Cornerstone VUL III	3,941,002	13,802,136	4,698,257	2,550,885	1,546,460
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	19,291,349	67,458,033	18,229,047	13,971,166	8,014,131
Momentum Builder	—	—	—	—	—

Total Net Assets	$38,729,448	$118,527,531	$32,013,498	$25,588,156	$11,693,015

Accumulation of Unit Values:
Cornerstone VUL	$25.33	$60.18	$59.32	$54.53	$41.73

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$25.70	$60.03	$49.85	$54.40	$41.95

Cornerstone VUL III	$26.44	$36.00	$28.51	$39.54	$44.40

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$28.21	$47.62	$49.16	$41.80	$48.73

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	1,387,166	3,499,502	1,009,577	980,019	352,095
Cost of Investments	$22,013,136	$63,021,067	$18,159,732	$19,310,612	$7,947,427

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$5,574,811	$4,116,839	$28,593,763	$46,448,210	$4,135,011
Dividends receivable	—	—	—	—	—
Receivable for securities sold	13	—	—	—	358

Liabilities:
Due to The Penn Mutual Life Insurance Company	13	11	199	255	7
Payable for securities purchased	—	421	4,944	88	—

Total Net Assets	$5,574,811	$4,116,407	$28,588,620	$46,447,867	$4,135,362

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$54,461	$92,059	$1,051,083	$2,147,123	$3,802
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	841,173	488,490	8,788,377	12,670,468	537,047
Cornerstone VUL III	223,651	290,779	6,486,660	5,771,181	100,727
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	4,455,525	3,245,078	12,262,499	25,859,097	3,493,786
Momentum Builder	—	—	—	—	—

Total Net Assets	$5,574,811	$4,116,407	$28,588,620	$46,447,867	$4,135,362

Accumulation of Unit Values:
Cornerstone VUL	$36.24	$29.60	$67.37	$98.04	$24.55

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$36.77	$30.03	$67.21	$97.51	$24.91

Cornerstone VUL III	$37.83	$30.90	$23.24	$67.24	$25.63

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$40.36	$32.96	$27.86	$67.74	$27.34

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	138,127	125,539	554,047	1,068,756	152,203
Cost of Investments	$6,222,851	$3,876,876	$18,864,167	$28,476,125	$4,441,782

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$4,405,117	$57,381,041	$15,037,329	$17,752,344	$4,124,131
Dividends receivable	—	—	—	—	—
Receivable for securities sold	11	—	—	—	9

Liabilities:
Due to The Penn Mutual Life Insurance Company	11	315	63	55	9
Payable for securities purchased	—	1,933	1,088	453	—

Total Net Assets	$4,405,117	$57,378,793	$15,036,178	$17,751,836	$4,124,131

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$4,518	$3,613,522	$322,386	$321,633	$5,849
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	705,338	15,008,533	3,394,119	2,740,023	790,681
Cornerstone VUL III	224,862	5,909,284	1,542,344	1,474,378	35,023
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	3,470,399	32,847,454	9,777,329	13,215,802	3,292,578
Momentum Builder	—	—	—	—	—

Total Net Assets	$4,405,117	$57,378,793	$15,036,178	$17,751,836	$4,124,131

Accumulation of Unit Values:
Cornerstone VUL	$13.45	$60.94	$9.73	$44.59	$21.00

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$13.65	$52.98	$9.87	$44.82	$21.30

Cornerstone VUL III	$14.05	$30.92	$10.16	$47.44	$21.92

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$14.98	$39.12	$10.84	$52.06	$23.38

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	295,250	1,675,792	1,393,535	631,965	179,233
Cost of Investments	$4,206,755	$42,239,389	$16,790,999	$13,950,782	$3,787,830

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2022

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$14,155,728	$11,703,526	$1,389,052	$3,410,020
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	8	22	8	18
Payable for securities purchased	1,935	340	353	3,355

Total Net Assets	$14,153,785	$11,703,164	$1,388,691	$3,406,647

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$46,985	$39,194	$116,554	$144,025
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	383,132	1,291,913	432,815	1,337,007
Cornerstone VUL III	241,244	559,460	98,057	69,585
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	13,482,425	9,812,598	741,265	1,856,028
Momentum Builder	—	—	—	—

Total Net Assets	$14,153,785	$11,703,164	$1,388,691	$3,406,647

Accumulation of Unit Values:
Cornerstone VUL	$21.82	$18.94	$16.93	$14.50

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$22.14	$19.22	$17.17	$14.71

Cornerstone VUL III	$22.78	$19.77	$17.67	$15.14

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$24.30	$21.09	$18.85	$16.15

Momentum Builder	$—	$—	$—	$—

Number of Shares	594,447	568,392	75,885	217,817
Cost of Investments	$12,169,482	$9,689,607	$1,301,501	$3,293,835

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$86,550	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	23,983	12,689	42,854	37,222	637,418

Net investment income (loss)	62,567	(12,689)	(42,854)	(37,222)	(637,418)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(12,034)	820,672	870,502	20,035,556
Net change in unrealized gain (loss) of investments	—	(507,194)	(5,805,566)	(2,121,432)	(67,623,211)

Net realized and unrealized gain (loss) on investments	—	(519,228)	(4,984,894)	(1,250,930)	(47,587,655)

Net increase (decrease) in net assets resulting from operations	$62,567	$(531,917)	$(5,027,748)	$(1,288,152)	$(48,225,073)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	56,882	125,424	10,910	166,575	129,802

Net investment income (loss)	(56,882)	(125,424)	(10,910)	(166,575)	(129,802)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,924,692	3,551,954	995,274	4,098,251	3,666,920
Net change in unrealized gain (loss) of investments	(6,251,788)	(33,177,917)	(4,017,127)	(52,194,748)	(5,818,300)

Net realized and unrealized gain (loss) on investments	(4,327,096)	(29,625,963)	(3,021,853)	(48,096,497)	(2,151,380)

Net increase (decrease) in net assets resulting from operations	$(4,383,978)	$(29,751,387)	$(3,032,763)	$(48,263,072)	$(2,281,182)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	89,483	243,078	72,849	52,824	16,512

Net investment income (loss)	(89,483)	(243,078)	(72,849)	(52,824)	(16,512)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,370,495	6,767,290	2,914,551	1,572,434	898,715
Net change in unrealized gain (loss) of investments	(4,702,664)	(33,237,256)	(17,360,424)	(3,217,596)	(1,069,953)

Net realized and unrealized gain (loss) on investments	(1,332,169)	(26,469,966)	(14,445,873)	(1,645,162)	(171,238)

Net increase (decrease) in net assets resulting from operations	$(1,421,652)	$(26,713,044)	$(14,518,722)	$(1,697,986)	$(187,750)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	5,404	4,679	80,176	101,196	2,984

Net investment income (loss)	(5,404)	(4,679)	(80,176)	(101,196)	(2,984)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	547,566	566,620	1,881,890	3,965,978	238,963
Net change in unrealized gain (loss) of investments	(2,767,856)	(1,356,311)	(11,411,913)	(12,398,746)	(1,275,451)

Net realized and unrealized gain (loss) on investments	(2,220,290)	(789,691)	(9,530,023)	(8,432,768)	(1,036,488)

Net increase (decrease) in net assets resulting from operations	$(2,225,694)	$(794,370)	$(9,610,199)	$(8,533,964)	$(1,039,472)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,088	121,215	25,641	22,941	3,535

Net investment income (loss)	(4,088)	(121,215)	(25,641)	(22,941)	(3,535)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	43,372	2,642,780	42,472	1,294,489	112,535
Net change in unrealized gain (loss) of investments	(788,546)	(18,967,979)	(4,632,964)	(7,325,713)	(792,867)

Net realized and unrealized gain (loss) on investments	(745,174)	(16,325,199)	(4,590,492)	(6,031,224)	(680,332)

Net increase (decrease) in net assets resulting from operations	$(749,262)	$(16,446,414)	$(4,616,133)	$(6,054,165)	$(683,867)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2022

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	3,187	8,243	3,924	6,938

Net investment income (loss)	(3,187)	(8,243)	(3,924)	(6,938)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	955,151	496,471	117,489	32,091
Net change in unrealized gain (loss) of investments	(3,553,425)	(2,503,291)	(345,137)	(409,411)

Net realized and unrealized gain (loss) on investments	(2,598,274)	(2,006,820)	(227,648)	(377,320)

Net increase (decrease) in net assets resulting from operations	$(2,601,461)	$(2,015,063)	$(231,572)	$(384,258)

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$62,567	$(20,235)	$(12,689)	$(15,079)	$(42,854)	$(50,369)
Net realized gain (loss) from investment transactions	—	—	(12,034)	530,086	820,672	1,433,164
Net change in unrealized gain (loss) of investments	—	—	(507,194)	(479,723)	(5,805,566)	(1,673,560)

Net increase (decrease) in net assets resulting from operations	62,567	(20,235)	(531,917)	35,284	(5,027,748)	(290,765)

Variable Life Activities:
Purchase payments	7,723,559	3,171,599	614,361	704,359	1,855,916	1,775,503
Death benefits	(201,045)	(96,912)	(66,189)	(324,180)	(391,509)	(242,367)
Cost of insurance	(1,938,577)	(1,409,598)	(458,620)	(434,988)	(1,460,679)	(1,300,736)
Net transfers	9,432,296	2,044,017	(285,476)	(3,391,953)	(993,766)	(1,743,957)
Transfer of policy loans	691,955	352,853	44,327	32,132	304,691	252,346
Mortality and expense risk charges	(220,778)	(82,453)	(30,257)	(45,648)	(66,787)	(58,566)
Contract administration charges	(248,676)	(75,787)	(28,617)	(24,196)	(80,998)	(71,566)
Surrender benefits	(923,147)	(1,501,991)	(340,711)	(417,450)	(815,978)	(1,053,210)

Net increase (decrease) in net assets resulting from variable life activities	14,315,587	2,401,728	(551,182)	(3,901,924)	(1,649,110)	(2,442,553)

Total increase (decrease) in net assets	14,378,154	2,381,493	(1,083,099)	(3,866,640)	(6,676,858)	(2,733,318)
Net Assets:
Beginning of year	18,288,667	15,907,174	9,211,124	13,077,764	34,737,389	37,470,707

End of year	$32,666,821	$18,288,667	$8,128,025	$9,211,124	$28,060,531	$34,737,389

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(37,222)	$(41,901)	$(637,418)	$(698,925)	$(56,882)	$(64,040)
Net realized gain (loss) from investment transactions	870,502	852,043	20,035,556	23,417,509	1,924,692	1,214,043
Net change in unrealized gain (loss) of investments	(2,121,432)	111,714	(67,623,211)	39,606,360	(6,251,788)	2,530,439

Net increase (decrease) in net assets resulting from operations	(1,288,152)	921,856	(48,225,073)	62,324,944	(4,383,978)	3,680,442

Variable Life Activities:
Purchase payments	790,083	1,500,840	15,490,644	13,484,195	941,217	1,430,058
Death benefits	(184,609)	(387,253)	(3,961,767)	(4,009,180)	(238,997)	(229,458)
Cost of insurance	(829,138)	(963,052)	(11,946,986)	(10,399,085)	(1,201,871)	(1,173,009)
Net transfers	(1,138,514)	111,864	(5,786,471)	(5,094,926)	(1,439,332)	859,092
Transfer of policy loans	80,941	128,610	2,386,282	2,312,408	133,508	197,911
Mortality and expense risk charges	(36,280)	(67,184)	(974,709)	(777,615)	(32,265)	(60,831)
Contract administration charges	(55,088)	(49,466)	(965,071)	(793,562)	(50,695)	(40,894)
Surrender benefits	(527,420)	(360,861)	(7,596,227)	(10,860,583)	(379,240)	(612,270)

Net increase (decrease) in net assets resulting from variable life activities	(1,900,025)	(86,502)	(13,354,305)	(16,138,348)	(2,267,675)	370,599

Total increase (decrease) in net assets	(3,188,177)	835,354	(61,579,378)	46,186,596	(6,651,653)	4,051,041
Net Assets:
Beginning of year	19,788,564	18,953,210	397,879,316	351,692,720	27,364,422	23,313,381

End of year	$16,600,387	$19,788,564	$336,299,938	$397,879,316	$20,712,769	$27,364,422

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(125,424)	$(176,951)	$(10,910)	$(11,385)	$(166,575)	$(306,058)
Net realized gain (loss) from investment transactions	3,551,954	5,202,354	995,274	1,748,105	4,098,251	7,005,200
Net change in unrealized gain (loss) of investments	(33,177,917)	5,689,887	(4,017,127)	1,744,200	(52,194,748)	(10,468,898)

Net increase (decrease) in net assets resulting from operations	(29,751,387)	10,715,290	(3,032,763)	3,480,920	(48,263,072)	(3,769,756)

Variable Life Activities:
Purchase payments	2,881,658	2,573,025	678,713	758,473	2,815,332	2,830,060
Death benefits	(199,714)	(1,142,391)	(366,166)	(63,275)	(556,970)	(759,682)
Cost of insurance	(2,168,220)	(2,163,800)	(395,071)	(416,127)	(2,557,313)	(3,130,010)
Net transfers	(112,586)	(568,151)	237,801	(18,062)	1,730,621	1,163,719
Transfer of policy loans	681,584	439,953	68,820	138,390	286,835	486,776
Mortality and expense risk charges	(193,844)	(193,138)	(59,830)	(57,469)	(93,012)	(98,611)
Contract administration charges	(159,832)	(158,883)	(56,126)	(55,241)	(169,521)	(219,858)
Surrender benefits	(1,279,509)	(1,757,525)	(235,568)	(500,806)	(1,421,810)	(2,313,829)

Net increase (decrease) in net assets resulting from variable life activities	(550,463)	(2,970,910)	(127,427)	(214,117)	34,162	(2,041,435)

Total increase (decrease) in net assets	(30,301,850)	7,744,380	(3,160,190)	3,266,803	(48,228,910)	(5,811,191)
Net Assets:
Beginning of year	75,010,474	67,266,094	16,338,529	13,071,726	90,362,407	96,173,598

End of year	$44,708,624	$75,010,474	$13,178,339	$16,338,529	$42,133,497	$90,362,407

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(129,802)	$(136,464)	$(89,483)	$(92,383)	$(243,078)	$(267,336)
Net realized gain (loss) from investment transactions	3,666,920	3,373,868	3,370,495	3,080,026	6,767,290	9,757,059
Net change in unrealized gain (loss) of investments	(5,818,300)	7,990,047	(4,702,664)	5,634,073	(33,237,256)	22,981,544

Net increase (decrease) in net assets resulting from operations	(2,281,182)	11,227,451	(1,421,652)	8,621,716	(26,713,044)	32,471,267

Variable Life Activities:
Purchase payments	1,991,867	1,775,426	2,000,130	1,531,795	6,882,605	5,755,174
Death benefits	(356,318)	(626,387)	(338,951)	(648,334)	(1,087,443)	(1,249,524)
Cost of insurance	(2,011,657)	(1,691,767)	(1,677,369)	(1,441,278)	(4,265,160)	(3,710,284)
Net transfers	(1,616,805)	(219,429)	(1,725,814)	(577,139)	(509,827)	1,904,695
Transfer of policy loans	124,963	283,112	399,379	324,199	301,000	800,004
Mortality and expense risk charges	(84,780)	(67,202)	(103,769)	(78,853)	(371,913)	(218,471)
Contract administration charges	(100,887)	(85,972)	(92,923)	(74,894)	(480,983)	(355,981)
Surrender benefits	(1,064,355)	(1,753,010)	(1,085,196)	(1,220,017)	(2,127,813)	(4,220,745)

Net increase (decrease) in net assets resulting from variable life activities	(3,117,972)	(2,385,229)	(2,624,513)	(2,184,521)	(1,659,534)	(1,295,132)

Total increase (decrease) in net assets	(5,399,154)	8,842,222	(4,046,165)	6,437,195	(28,372,578)	31,176,135
Net Assets:
Beginning of year	50,298,850	41,456,628	42,775,613	36,338,418	146,900,109	115,723,974

End of year	$44,899,696	$50,298,850	$38,729,448	$42,775,613	$118,527,531	$146,900,109

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(72,849)	$(98,729)	$(52,824)	$(57,217)	$(16,512)	$(16,723)
Net realized gain (loss) from investment transactions	2,914,551	3,449,890	1,572,434	1,726,818	898,715	525,745
Net change in unrealized gain (loss) of investments	(17,360,424)	3,671,997	(3,217,596)	3,149,282	(1,069,953)	1,896,238

Net increase (decrease) in net assets resulting from operations	(14,518,722)	7,023,158	(1,697,986)	4,818,883	(187,750)	2,405,260

Variable Life Activities:
Purchase payments	1,506,956	1,522,340	1,523,173	1,287,049	503,598	540,988
Death benefits	(849,650)	(409,788)	(211,031)	(280,725)	(27,787)	(23,629)
Cost of insurance	(1,251,798)	(1,235,680)	(1,240,248)	(1,096,024)	(348,345)	(290,631)
Net transfers	(132,711)	(1,261,397)	(1,405,705)	(96,075)	(1,071,216)	457,463
Transfer of policy loans	238,111	451,156	167,325	188,296	24,633	26,785
Mortality and expense risk charges	(97,003)	(96,189)	(79,170)	(72,020)	(29,648)	(30,941)
Contract administration charges	(91,856)	(89,555)	(64,274)	(50,324)	(29,110)	(23,848)
Surrender benefits	(930,758)	(1,314,584)	(533,679)	(964,524)	(181,559)	(392,878)

Net increase (decrease) in net assets resulting from variable life activities	(1,608,709)	(2,433,697)	(1,843,609)	(1,084,347)	(1,159,434)	263,309

Total increase (decrease) in net assets	(16,127,431)	4,589,461	(3,541,595)	3,734,536	(1,347,184)	2,668,569
Net Assets:
Beginning of year	48,140,929	43,551,468	29,129,751	25,395,215	13,040,199	10,371,630

End of year	$32,013,498	$48,140,929	$25,588,156	$29,129,751	$11,693,015	$13,040,199

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(5,404)	$(7,885)	$(4,679)	$(4,990)	$(80,176)	$(102,353)
Net realized gain (loss) from investment transactions	547,566	843,626	566,620	179,087	1,881,890	2,633,726
Net change in unrealized gain (loss) of investments	(2,767,856)	(376,678)	(1,356,311)	1,105,123	(11,411,913)	571,782

Net increase (decrease) in net assets resulting from operations	(2,225,694)	459,063	(794,370)	1,279,220	(9,610,199)	3,103,155

Variable Life Activities:
Purchase payments	691,900	700,264	361,713	333,570	1,429,328	1,339,927
Death benefits	(26,686)	(309,212)	(24,960)	(11,612)	(400,403)	(396,070)
Cost of insurance	(161,531)	(296,581)	(131,071)	(119,381)	(1,274,514)	(1,206,115)
Net transfers	(632,685)	1,344,371	(1,050,064)	1,188,710	(543,156)	446,865
Transfer of policy loans	14,604	77,857	28,326	14,890	237,054	222,575
Mortality and expense risk charges	(55,955)	(45,262)	(22,533)	(22,932)	(61,377)	(64,754)
Contract administration charges	(63,931)	(48,910)	(24,691)	(19,196)	(76,639)	(76,359)
Surrender benefits	(113,095)	(204,426)	(38,437)	(184,106)	(861,110)	(1,200,694)

Net increase (decrease) in net assets resulting from variable life activities	(347,379)	1,218,101	(901,717)	1,179,943	(1,550,817)	(934,625)

Total increase (decrease) in net assets	(2,573,073)	1,677,164	(1,696,087)	2,459,163	(11,161,016)	2,168,530
Net Assets:
Beginning of year	8,147,884	6,470,720	5,812,494	3,353,331	39,749,636	37,581,106

End of year	$5,574,811	$8,147,884	$4,116,407	$5,812,494	$28,588,620	$39,749,636

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(101,196)	$(113,715)	$(2,984)	$(4,215)	$(4,088)	$(4,908)
Net realized gain (loss) from investment transactions	3,965,978	3,712,519	238,963	579,096	43,372	301,977
Net change in unrealized gain (loss) of investments	(12,398,746)	9,090,181	(1,275,451)	(7,732)	(788,546)	167,878

Net increase (decrease) in net assets resulting from operations	(8,533,964)	12,688,985	(1,039,472)	567,149	(749,262)	464,947

Variable Life Activities:
Purchase payments	1,986,828	1,909,806	689,671	712,232	420,450	895,013
Death benefits	(506,134)	(359,237)	(60,012)	(54)	(70,740)	(75,637)
Cost of insurance	(1,834,502)	(1,764,195)	(128,482)	(151,212)	(128,158)	(201,676)
Net transfers	(2,677,084)	(475,488)	100,185	76,799	148,496	(545,793)
Transfer of policy loans	280,447	523,292	13,214	11,657	9,347	15,969
Mortality and expense risk charges	(113,487)	(116,250)	(47,802)	(40,987)	(29,936)	(36,677)
Contract administration charges	(102,517)	(86,894)	(42,996)	(29,123)	(25,307)	(17,892)
Surrender benefits	(1,458,213)	(1,415,855)	(133,668)	(214,479)	(22,069)	(61,463)

Net increase (decrease) in net assets resulting from variable life activities	(4,424,662)	(1,784,821)	390,110	364,833	302,083	(28,156)

Total increase (decrease) in net assets	(12,958,626)	10,904,164	(649,362)	931,982	(447,179)	436,791
Net Assets:
Beginning of year	59,406,493	48,502,329	4,784,724	3,852,742	4,852,296	4,415,505

End of year	$46,447,867	$59,406,493	$4,135,362	$4,784,724	$4,405,117	$4,852,296

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(121,215)	$(151,726)	$(25,641)	$(34,138)	$(22,941)	$(24,466)
Net realized gain (loss) from investment transactions	2,642,780	3,626,730	42,472	537,253	1,294,489	1,761,169
Net change in unrealized gain (loss) of investments	(18,967,979)	4,717,163	(4,632,964)	(1,815,381)	(7,325,713)	5,871,549

Net increase (decrease) in net assets resulting from operations	(16,446,414)	8,192,167	(4,616,133)	(1,312,266)	(6,054,165)	7,608,252

Variable Life Activities:
Purchase payments	2,564,844	2,487,310	970,709	1,200,142	802,095	822,345
Death benefits	(407,672)	(420,665)	(53,982)	(103,867)	(83,830)	(148,938)
Cost of insurance	(2,111,406)	(2,054,604)	(634,734)	(723,015)	(667,189)	(565,906)
Net transfers	(255,793)	518,126	(202,128)	1,332,457	(673,852)	(1,219,487)
Transfer of policy loans	521,787	788,033	180,248	186,780	159,563	254,241
Mortality and expense risk charges	(90,031)	(92,921)	(36,053)	(52,858)	(56,724)	(49,510)
Contract administration charges	(123,477)	(113,883)	(49,049)	(48,666)	(48,204)	(41,194)
Surrender benefits	(1,638,191)	(2,473,444)	(424,797)	(643,372)	(391,295)	(492,197)

Net increase (decrease) in net assets resulting from variable life activities	(1,539,939)	(1,362,048)	(249,786)	1,147,601	(959,436)	(1,440,646)

Total increase (decrease) in net assets	(17,986,353)	6,830,119	(4,865,919)	(164,665)	(7,013,601)	6,167,606
Net Assets:
Beginning of year	75,365,146	68,535,027	19,902,097	20,066,762	24,765,437	18,597,831

End of year	$57,378,793	$75,365,146	$15,036,178	$19,902,097	$17,751,836	$24,765,437

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(3,535)	$(2,190)	$(3,187)	$(3,411)	$(8,243)	$(9,562)
Net realized gain (loss) from investment transactions	112,535	228,284	955,151	530,810	496,471	1,131,080
Net change in unrealized gain (loss) of investments	(792,867)	299,795	(3,553,425)	1,657,773	(2,503,291)	454,550

Net increase (decrease) in net assets resulting from operations	(683,867)	525,889	(2,601,461)	2,185,172	(2,015,063)	1,576,068

Variable Life Activities:
Purchase payments	496,933	539,285	2,252,521	3,133,991	579,699	1,165,919
Death benefits	—	—	(22,651)	(32,062)	(103,730)	(138,752)
Cost of insurance	(91,845)	(129,541)	(433,360)	(1,336,600)	(389,078)	(439,386)
Net transfers	114,597	479,070	(1,582,337)	(700,490)	(89,952)	(443,975)
Transfer of policy loans	19,080	3,707	39,930	86,397	15,948	51,858
Mortality and expense risk charges	(34,363)	(29,591)	(121,425)	(259,502)	(40,997)	(40,080)
Contract administration charges	(32,320)	(23,705)	(84,446)	(59,484)	(46,610)	(42,212)
Surrender benefits	(33,889)	(306,909)	(140,731)	(166,024)	(892,669)	(1,719,653)

Net increase (decrease) in net assets resulting from variable life activities	438,193	532,316	(92,499)	666,226	(967,389)	(1,606,281)

Total increase (decrease) in net assets	(245,674)	1,058,205	(2,693,960)	2,851,398	(2,982,452)	(30,213)
Net Assets:
Beginning of year	4,369,805	3,311,600	16,847,745	13,996,347	14,685,616	14,715,829

End of year	$4,124,131	$4,369,805	$14,153,785	$16,847,745	$11,703,164	$14,685,616

	Moderately Conservative Allocation Fund		Allocation Fund
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(3,924)	$(5,219)	$(6,938)	$(7,569)
Net realized gain (loss) from investment transactions	117,489	133,492	32,091	183,976
Net change in unrealized appreciation (depreciation) of investments	(345,137)	38,444	(409,411)	(6,405)

Net increase (decrease) in net assets resulting from operations	(231,572)	166,717	(384,258)	170,002

Variable Life Activities:
Purchase payments	123,737	218,318	62,644	391,903
Death benefits	—	—	—	(1,115)
Cost of insurance	(144,293)	(220,425)	(117,233)	(241,765)
Net transfers	(2,027)	(383,074)	159,191	67,238
Transfer of policy loans	(350)	(263)	996	13,268
Mortality and expense risk charges	(1,790)	(13,521)	(6,073)	(19,969)
Contract administration charges	(5,736)	(3,205)	(6,136)	(6,385)
Surrender benefits	(416,119)	(89,875)	(11,253)	(460,334)

Net increase (decrease) in net assets resulting from variable life activities	(446,578)	(492,045)	82,136	(257,159)

Total increase (decrease) in net assets	(678,150)	(325,328)	(302,122)	(87,157)
Net Assets:
Beginning of year	2,066,841	2,392,169	3,708,769	3,795,926

End of year	$1,388,691	$2,066,841	$3,406,647	$3,708,769

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2022

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2022, consent dividends in Account I were:

Consent Dividends
Money Market Fund	$1,168
Limited Maturity Bond Fund	104,586
Quality Bond Fund	860,332
High Yield Bond Fund	839,186
Flexibly Managed Fund	41,211,769
Balanced Fund	2,394,438
Large Growth Stock Fund	51,093
Large Cap Growth Fund	1,300,703
Large Core Growth Fund	0
Large Cap Value Fund	5,489,789
Large Core Value Fund	3,887,807
Index 500 Fund	4,605,328
Mid Cap Growth Fund	4,076,870
Mid Cap Value Fund	254,707
Mid Core Value Fund	1,674,550
SMID Cap Growth Fund	0
SMID Cap Value Fund	426,114
Small Cap Growth Fund	1,693,662
Small Cap Value Fund	1,526,610
Small Cap Index Fund	93,451
Developed International Index Fund	126,234
International Equity Fund	0
Emerging Markets Equity Fund	149,726
Real Estate Securities Fund	1,778,126
Aggressive Allocation Fund	491,762
Moderately Aggressive Allocation Fund	1,846,165
Moderate Allocation Fund	1,353,606
Moderately Conservative Allocation Fund	139,499
Conservative Allocation Fund	229,687

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to

Note 2.    Significant Accounting Policies (continued)

measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2022:

	Purchases	Sales
Money Market Fund	$21,581,972	$7,290,301
Limited Maturity Bond Fund	6,238,663	6,802,503
Quality Bond Fund	6,558,810	8,250,669
High Yield Bond Fund	500,587	2,437,739
Flexibly Managed Fund	9,917,206	23,907,296
Balanced Fund	554,662	2,879,076
Large Growth Stock Fund	3,796,280	4,471,891
Large Cap Growth Fund	1,306,732	1,445,042
Large Core Growth Fund	5,349,309	5,481,374
Large Cap Value Fund	1,689,128	4,936,552
Large Core Value Fund	1,811,329	4,525,086
Index 500 Fund	5,394,645	7,296,645
Mid Cap Growth Fund	1,985,681	3,667,061
Mid Cap Value Fund	929,175	2,825,469
Mid Core Value Fund	502,390	1,678,289
SMID Cap Growth Fund	1,155,465	1,508,235
SMID Cap Value Fund	816,739	1,723,124
Small Cap Growth Fund	1,089,389	2,720,182
Small Cap Value Fund	883,961	5,409,564
Small Cap Index Fund	1,142,060	754,928
Developed International Index Fund	549,880	251,874
International Equity Fund	2,759,805	4,420,643
Emerging Markets Equity Fund	1,026,108	1,301,472
Real Estate Securities Fund	1,145,612	2,127,933
Aggressive Allocation Fund	712,076	277,410
Moderately Aggressive Allocation Fund	2,518,495	2,614,174
Moderate Allocation Fund	611,081	1,586,691
Moderately Conservative Allocation Fund	100,689	551,184
Conservative Allocation Fund	264,810	189,593

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $50,710,402 and $48,515,503 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2022 and 2021. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

The following products assess mortality and expense charges as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate

Cornerstone VUL	0.75% of account value.	0.90% of account value.

Cornerstone VUL II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Cornerstone VUL III	0.45% of account value.	0.90% of account value.

Momentum Builder	0.65% of account value.	0.65% of account value.

Variable Estate Max	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

Variable Estate Max II	0.90% of account value. The rate has been lowered on a non-guaranteed basis to 0.40% of account value.	0.90% of account value.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL IV

0.45% on the first $25,000 of account value; 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Advantage VUL

0% of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% on the first $25,000 of account value; 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Mortality & Risk Expense	Guaranteed Maximum Rate

Survivorship Growth VUL

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max III

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Diversified Advantage VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn and $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%. Premium charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5.    Accumulation Units

	December 31, 2022			December 31, 2021
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	1,692,652	(564,211)	2,539,168	689,297	(500,611)	1,410,727
Limited Maturity Bond Fund	360,421	(396,767)	476,085	89,257	(309,294)	512,431
Quality Bond Fund	273,987	(357,200)	1,228,061	135,258	(226,790)	1,311,274
High Yield Bond Fund	12,339	(56,171)	381,811	42,139	(43,490)	425,643
Flexibly Managed Fund	125,906	(241,709)	3,729,076	149,986	(312,226)	3,844,879
Balanced Fund	20,818	(98,777)	793,816	63,624	(51,337)	871,775
Large Growth Stock Fund	99,321	(118,225)	1,350,498	58,919	(110,619)	1,369,402
Large Cap Growth Fund	35,367	(36,045)	367,371	57,597	(58,703)	368,049
Large Core Growth Fund	200,715	(191,509)	1,994,627	101,921	(141,288)	1,985,421

Note 5.    Accumulation Units (continued)

	December 31, 2022			December 31, 2021
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Cap Value Fund	37,357	(102,486)	919,052	46,625	(91,384)	984,181
Large Core Value Fund	66,786	(162,835)	1,437,020	65,366	(151,365)	1,533,069
Index 500 Fund	110,560	(133,388)	2,420,581	179,090	(201,903)	2,443,409
Mid Cap Growth Fund	38,945	(69,051)	711,199	23,171	(61,680)	741,305
Mid Cap Value Fund	21,699	(62,171)	565,380	39,367	(59,838)	605,852
Mid Core Value Fund	10,860	(34,784)	250,159	25,413	(20,162)	274,083
SMID Cap Growth Fund	27,211	(33,708)	140,684	50,654	(29,163)	147,181
SMID Cap Value Fund	23,832	(47,495)	127,231	45,441	(12,831)	150,894
Small Cap Growth Fund	33,071	(79,922)	865,641	54,087	(75,578)	912,492
Small Cap Value Fund	12,482	(67,584)	619,408	34,885	(53,561)	674,510
Small Cap Index Fund	38,265	(25,684)	153,426	59,856	(48,169)	140,845
Developed International Index Fund	37,143	(17,526)	299,604	51,574	(53,316)	279,987
International Equity Fund	66,214	(99,991)	1,373,364	78,736	(97,671)	1,407,141
Emerging Markets Equity Fund	92,421	(110,548)	1,431,170	210,592	(141,492)	1,449,297
Real Estate Securities Fund	21,235	(35,154)	353,272	25,464	(52,344)	367,191
Aggressive Allocation Fund	29,629	(11,074)	179,805	43,240	(22,976)	161,250
Moderately Aggressive Allocation Fund	97,046	(107,481)	584,975	66,911	(41,731)	595,410
Moderate Allocation Fund	29,703	(74,673)	562,762	50,441	(120,992)	607,732
Moderately Conservative Allocation Fund	5,570	(30,731)	76,961	5,178	(30,617)	102,122
Conservative Allocation Fund	15,504	(11,216)	220,375	35,987	(51,821)	216,087

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.57 to 20.81	2,539,168	$12.55 to 20.73	$32,666,887	0.31	0.40 to 0.90	-0.48 to 0.27
Limited Maturity Bond Fund	17.38 to 20.75	476,085	16.6 to 19.67	8,128,057	—	0.40 to 0.90	-5.2 to -4.48
Quality Bond Fund	24.85 to 60.61	1,228,061	21.46 to 52.01	28,060,638	—	0.40 to 0.90	-14.28 to -13.63
High Yield Bond Fund	38.94 to 105.25	381,811	36.33 to 97.99	16,600,482	—	0.40 to 0.90	-6.99 to -6.29
Flexibly Managed Fund	87.78 to 363.16	3,729,076	77.14 to 317.06	336,301,571	—	0.40 to 0.90	-12.78 to -12.12
Balanced Fund	29.73 to 32.87	793,816	24.62 to 27.42	20,712,912	—	0.40 to 0.90	-17.19 to -16.57
Large Growth Stock Fund	32.82 to 136.72	1,350,498	19.76 to 82.16	44,708,900	—	0.40 to 0.90	-39.97 to -39.51
Large Cap Growth Fund	39.2 to 45.43	367,371	31.44 to 36.71	13,178,366	—	0.40 to 0.90	-19.79 to -19.19
Large Core Growth Fund	43.62 to 48.22	1,994,627	20.13 to 22.42	42,133,845	—	0.40 to 0.90	-53.84 to -53.49
Large Cap Value Fund	35.18 to 145.93	919,052	33.54 to 138.83	44,900,045	—	0.40 to 0.90	-4.96 to -4.25
Large Core Value Fund	26.37 to 29.15	1,437,020	25.33 to 28.21	38,729,686	—	0.40 to 0.90	-3.95 to -3.22
Index 500 Fund	44.25 to 74.2	2,420,581	36 to 60.18	118,528,143	—	0.40 to 0.90	-18.9 to -18.29
Mid Cap Growth Fund	41.31 to 86.22	711,199	28.51 to 59.32	32,013,676	—	0.40 to 0.90	-31.19 to -30.67
Mid Cap Value Fund	42.09 to 58.22	565,380	39.54 to 54.53	25,588,295	—	0.40 to 0.90	-6.34 to -5.64
Mid Core Value Fund	42.68 to 49.46	250,159	41.73 to 48.73	11,693,061	—	0.40 to 0.90	-2.22 to -1.48
SMID Cap Growth Fund	51.05 to 56.43	140,684	36.24 to 40.36	5,574,824	—	0.40 to 0.90	-29.01 to -28.48
SMID Cap Value Fund	35.49 to 39.23	127,231	29.6 to 32.96	4,116,418	—	0.40 to 0.90	-16.59 to -15.97
Small Cap Growth Fund	30.81 to 89.6	865,641	23.24 to 67.37	28,588,819	—	0.40 to 0.90	-24.81 to -24.24
Small Cap Value Fund	79.21 to 115.85	619,408	67.24 to 98.04	46,448,122	—	0.40 to 0.90	-15.37 to -14.73
Small Cap Index Fund	31.34 to 34.64	153,426	24.55 to 27.34	4,135,369	—	0.40 to 0.90	-21.65 to -21.06

Note 6.    Financial Highlights (continued)

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Developed International Index Fund	$16.01 to 17.7	299,604	$13.45 to 14.98	$4,405,128	—	0.40 to 0.90	-15.96 to -15.32
International Equity Fund	39.72 to 78.52	1,373,364	30.92 to 60.94	57,379,108	—	0.40 to 0.90	-22.39 to -21.81
Emerging Markets Equity Fund	12.8 to 14.15	1,431,170	9.73 to 10.84	15,036,241	—	0.40 to 0.90	-23.99 to -23.42
Real Estate Securities Fund	60.18 to 69.75	353,272	44.59 to 52.06	17,751,891	—	0.40 to 0.90	-25.91 to -25.35
Aggressive Allocation Fund	25.03 to 27.67	179,805	21 to 23.38	4,124,140	—	0.40 to 0.90	-16.13 to -15.5
Moderately Aggressive Allocation Fund	25.7 to 28.41	584,975	21.82 to 24.3	14,153,793	—	0.40 to 0.90	-15.11 to -14.48
Moderate Allocation Fund	22.14 to 24.47	562,762	18.94 to 21.09	11,703,186	—	0.40 to 0.90	-14.46 to -13.81
Moderately Conservative Allocation Fund	19.22 to 21.25	76,961	16.93 to 18.85	1,388,699	—	0.40 to 0.90	-11.96 to -11.29
Conservative Allocation Fund	16.2 to 17.91	220,375	14.5 to 16.15	3,406,665	—	0.40 to 0.90	-10.53 to -9.86

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.63 to 20.94	1,410,727	$12.57 to 20.81	$18,288,667	0.01	0.40 to 0.90	-0.74 to 0.01
Limited Maturity Bond Fund	17.32 to 20.83	512,431	17.38 to 20.75	9,211,124	—	0.40 to 0.90	-0.37 to 0.38
Quality Bond Fund	25.03 to 61.43	1,311,274	24.85 to 60.61	34,737,389	—	0.40 to 0.90	-1.43 to -0.69
High Yield Bond Fund	37.21 to 100.78	425,643	38.94 to 105.25	19,788,564	—	0.40 to 0.90	4.33 to 5.12
Flexibly Managed Fund	74.22 to 309.02	3,844,879	87.78 to 363.16	397,879,316	—	0.40 to 0.90	17.4 to 18.28
Balanced Fund	25.88 to 28.39	871,775	29.73 to 32.87	27,364,422	—	0.40 to 0.90	14.9 to 15.77
Large Growth Stock Fund	28.32 to 118.19	1,369,402	32.82 to 136.72	75,010,474	—	0.40 to 0.90	15.56 to 16.43
Large Cap Growth Fund	31.32 to 36.1	368,049	39.2 to 45.43	16,338,529	—	0.40 to 0.90	24.91 to 25.85
Large Core Growth Fund	45.75 to 50.19	1,985,421	43.62 to 48.22	90,362,407	—	0.40 to 0.90	-4.65 to -3.94
Large Cap Value Fund	27.64 to 114.86	984,181	35.18 to 145.93	50,298,850	—	0.40 to 0.90	26.93 to 27.88
Large Core Value Fund	21.35 to 23.42	1,533,069	26.37 to 29.15	42,775,613	—	0.40 to 0.90	23.53 to 24.46
Index 500 Fund	34.65 to 58.27	2,443,409	44.25 to 74.2	146,900,109	—	0.40 to 0.90	27.33 to 28.29
Mid Cap Growth Fund	35.58 to 74.46	741,305	41.31 to 86.22	48,140,929	—	0.40 to 0.90	15.78 to 16.65
Mid Cap Value Fund	35.45 to 49.18	605,852	42.09 to 58.22	29,129,751	—	0.40 to 0.90	18.38 to 19.27
Mid Core Value Fund	34.85 to 40.16	274,083	42.68 to 49.46	13,040,199	—	0.40 to 0.90	22.24 to 23.16
SMID Cap Growth Fund	47.74 to 52.38	147,181	51.05 to 56.43	8,147,884	—	0.40 to 0.90	6.93 to 7.73
SMID Cap Value Fund	26.37 to 28.93	150,894	35.49 to 39.23	5,812,494	—	0.40 to 0.90	34.57 to 35.58
Small Cap Growth Fund	28.48 to 83.06	912,492	30.81 to 89.6	39,749,636	—	0.40 to 0.90	7.87 to 8.68
Small Cap Value Fund	62.72 to 92.15	674,510	79.21 to 115.85	59,406,493	—	0.40 to 0.90	25.72 to 26.67
Small Cap Index Fund	27.61 to 30.29	140,845	31.34 to 34.64	4,784,724	—	0.40 to 0.90	13.5 to 14.35
Developed International Index Fund	14.59 to 16.01	279,987	16.01 to 17.7	4,852,296	—	0.40 to 0.90	9.71 to 10.54
International Equity Fund	35.55 to 70.49	1,407,141	39.72 to 78.52	75,365,146	—	0.40 to 0.90	11.39 to 12.22
Emerging Markets Equity Fund	13.67 to 14.99	1,449,297	12.8 to 14.15	19,902,097	—	0.40 to 0.90	-6.33 to -5.63
Real Estate Securities Fund	42.41 to 48.88	367,191	60.18 to 69.75	24,765,437	—	0.40 to 0.90	41.64 to 42.7
Aggressive Allocation Fund	21.66 to 23.77	161,250	25.03 to 27.67	4,369,805	—	0.40 to 0.90	15.55 to 16.42
Moderately Aggressive Allocation Fund	22.45 to 24.63	595,410	25.7 to 28.41	16,847,745	—	0.40 to 0.90	14.47 to 15.33
Moderate Allocation Fund	20.04 to 21.99	607,732	22.14 to 24.47	14,685,616	—	0.40 to 0.90	10.49 to 11.32
Moderately Conservative Allocation Fund	17.83 to 19.56	102,122	19.22 to 21.25	2,066,841	—	0.40 to 0.90	7.82 to 8.64
Conservative Allocation Fund	15.62 to 17.14	216,087	16.2 to 17.91	3,708,769	—	0.40 to 0.90	3.74 to 4.52

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.65 to 21.03	1,222,041	$12.63 to 20.94	$15,907,174	0.22	0.40 to 0.90	-0.51 to 0.24
Limited Maturity Bond Fund	16.71 to 20.24	732,468	17.32 to 20.83	13,077,764	—	0.40 to 0.90	2.88 to 3.65
Quality Bond Fund	23.08 to 57.02	1,402,806	25.03 to 61.43	37,470,707	—	0.40 to 0.90	7.62 to 8.43
High Yield Bond Fund	34.77 to 94.34	426,994	37.21 to 100.78	18,953,210	—	0.40 to 0.90	6.71 to 7.52
Flexibly Managed Fund	62.98 to 263.97	4,007,119	74.22 to 309.02	351,692,720	—	0.40 to 0.90	16.95 to 17.83
Balanced Fund	22.72 to 24.74	859,488	25.88 to 28.39	23,313,381	—	0.40 to 0.90	13.92 to 14.77
Large Growth Stock Fund	20.77 to 86.85	1,421,102	28.32 to 118.19	67,266,094	—	0.40 to 0.90	35.96 to 36.98

Note 6.    Financial Highlights (continued)

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Large Cap Growth Fund	$25.75 to 29.56	369,155	$31.32 to 36.1	$13,071,726	—	0.40 to 0.90	21.23 to 22.14
Large Core Growth Fund	26.27 to 28.60	2,024,788	45.75 to 50.19	96,173,598	—	0.40 to 0.90	74.18 to 75.49
Large Cap Value Fund	27.13 to 112.99	1,028,940	27.64 to 114.86	41,456,628	—	0.40 to 0.90	1.55 to 2.32
Large Core Value Fund	20.95 to 22.81	1,619,068	21.35 to 23.42	36,338,418	—	0.40 to 0.90	1.89 to 2.66
Index 500 Fund	29.41 to 49.61	2,466,222	34.65 to 58.27	115,723,974	—	0.40 to 0.90	17.47 to 18.35
Mid Cap Growth Fund	23.91 to 50.19	779,814	35.58 to 74.46	43,551,468	—	0.40 to 0.90	48.37 to 49.49
Mid Cap Value Fund	40.60 to 56.50	626,323	35.45 to 49.18	25,395,215	—	0.40 to 0.90	-12.94 to -12.29
Mid Core Value Fund	34.44 to 39.53	268,832	34.85 to 40.16	10,371,630	—	0.40 to 0.90	0.84 to 1.6
SMID Cap Growth Fund	31.58 to 34.39	125,690	47.74 to 52.38	6,470,720	—	0.40 to 0.90	51.18 to 52.31
SMID Cap Value Fund	26.19 to 28.52	118,284	26.37 to 28.93	3,353,331	—	0.40 to 0.90	0.69 to 1.45
Small Cap Growth Fund	21.66 to 63.36	933,983	28.48 to 83.06	37,581,106	—	0.40 to 0.90	31.09 to 32.08
Small Cap Value Fund	61.29 to 90.72	693,186	62.72 to 92.15	48,502,329	—	0.40 to 0.90	1.57 to 2.34
Small Cap Index Fund	23.31 to 25.38	129,158	27.61 to 30.29	3,852,742	—	0.40 to 0.90	18.46 to 19.35
Developed International Index Fund	13.64 to 14.85	281,729	14.59 to 16.01	4,415,505	—	0.40 to 0.90	6.97 to 7.78
International Equity Fund	31.07 to 61.79	1,426,076	35.55 to 70.49	68,535,027	—	0.40 to 0.90	14.07 to 14.93
Emerging Markets Equity Fund	12.47 to 13.58	1,380,197	13.67 to 14.99	20,066,762	—	0.40 to 0.90	9.6 to 10.43
Real Estate Securities Fund	44.00 to 50.51	394,071	42.41 to 48.88	18,597,831	—	0.40 to 0.90	-3.95 to -3.23
Aggressive Allocation Fund	19.98 to 21.76	140,986	21.66 to 23.77	3,311,600	—	0.40 to 0.90	8.43 to 9.25
Moderately Aggressive Allocation Fund	20.67 to 22.51	570,230	22.45 to 24.63	13,996,347	—	0.40 to 0.90	8.61 to 9.43
Moderate Allocation Fund	18.39 to 20.03	678,283	20.04 to 21.99	14,715,829	—	0.40 to 0.90	8.95 to 9.77
Moderately Conservative Allocation Fund	16.63 to 18.11	127,561	17.83 to 19.56	2,392,169	—	0.40 to 0.90	7.21 to 8.02
Conservative Allocation Fund	14.7 to 16.01	231,921	15.62 to 17.14	3,795,926	—	0.40 to 0.90	6.23 to 7.03

	January 1, 2019	December 31, 2019			For the Year ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.46 to $20.83	1,370,186	$12.65 to 21.03	$17,725,208	1.61	0.40 to 0.90	0.85 to 1.61
Limited Maturity Bond Fund	15.93 to 19.44	582,259	16.71 to 20.24	10,094,983	—	0.40 to 0.90	4.11 to 4.89
Quality Bond Fund	21.13 to 52.56	1,250,967	23.08 to 57.02	31,019,143	—	0.40 to 0.90	8.39 to 9.21
High Yield Bond Fund	30.19 to 82.08	453,116	34.77 to 94.34	18,763,348	—	0.40 to 0.90	14.82 to 15.68
Flexibly Managed Fund	50.58 to 213.37	4,230,014	62.98 to 263.97	317,287,800	—	0.40 to 0.90	23.59 to 24.52
Balanced Fund	18.81 to 20.33	912,777	22.72 to 24.74	21,626,993	—	0.40 to 0.90	20.75 to 21.66
Large Growth Stock Fund	15.99 to 67.01	1,539,064	20.77 to 86.85	53,719,167	—	0.40 to 0.90	29.46 to 30.44
Large Cap Growth Fund	18.49 to 21.14	399,495	25.75 to 29.56	11,565,522	—	0.40 to 0.90	38.73 to 39.78
Large Core Growth Fund	20.79 to 22.47	2,228,657	26.27 to 28.60	60,462,458	—	0.40 to 0.90	26.31 to 27.26
Large Cap Value Fund	22.06 to 92.06	1,073,480	27.13 to 112.99	42,651,733	—	0.40 to 0.90	22.61 to 23.53
Large Core Value Fund	16.28 to 17.59	1,688,995	20.95 to 22.81	36,948,402	—	0.40 to 0.90	28.73 to 29.7
Index 500 Fund	22.54 to 38.14	2,561,020	29.41 to 49.61	101,932,866	—	0.40 to 0.90	30.08 to 31.06
Mid Cap Growth Fund	17.40 to 36.65	886,229	23.91 to 50.19	33,417,821	—	0.40 to 0.90	36.95 to 37.98
Mid Cap Value Fund	34.85 to 48.64	640,220	40.60 to 56.50	29,821,151	—	0.40 to 0.90	16.16 to 17.04
Mid Core Value Fund	26.85 to 30.70	272,512	34.44 to 39.53	10,360,515	—	0.40 to 0.90	27.81 to 28.78
SMID Cap Growth Fund	23.07 to 24.93	138,214	31.58 to 34.39	4,690,060	—	0.40 to 0.90	36.92 to 37.95
SMID Cap Value Fund	22.02 to 23.80	125,519	26.19 to 28.52	3,506,162	—	0.40 to 0.90	18.96 to 19.86
Small Cap Growth Fund	16.96 to 49.78	1,031,836	21.66 to 63.36	31,406,429	—	0.40 to 0.90	27.29 to 28.24
Small Cap Value Fund	49.82 to 74.29	712,222	61.29 to 90.72	49,071,844	—	0.40 to 0.90	22.11 to 23.03
Small Cap Index Fund	18.86 to 20.39	128,767	23.31 to 25.38	3,215,956	—	0.40 to 0.90	23.55 to 24.48
Developed International Index Fund	11.36 to 12.27	263,251	13.64 to 14.85	3,817,119	—	0.40 to 0.90	20.13 to 21.03
International Equity Fund	24.37 to 48.62	1,518,268	31.07 to 61.79	63,800,726	—	0.40 to 0.90	27.11 to 28.06
Emerging Markets Equity Fund	10.58 to 11.44	1,459,148	12.47 to 13.58	19,237,433	—	0.40 to 0.90	17.81 to 18.7
Real Estate Securities Fund	33.35 to 38.13	391,796	44.00 to 50.51	19,092,656	—	0.40 to 0.90	31.49 to 32.47
Aggressive Allocation Fund	16.33 to 17.65	149,947	19.98 to 21.76	3,224,071	—	0.40 to 0.90	22.34 to 23.26
Moderately Aggressive Allocation Fund	17.11 to 18.49	539,548	20.67 to 22.51	12,096,687	—	0.40 to 0.90	20.83 to 21.74
Moderate Allocation Fund	15.62 to 16.88	723,516	18.39 to 20.03	14,303,688	—	0.40 to 0.90	17.74 to 18.63
Moderately Conservative Allocation Fund	14.59 to 15.77	177,848	16.63 to 18.11	3,089,798	—	0.40 to 0.90	13.97 to 14.83
Conservative Allocation Fund	13.36 to 14.44	271,453	14.7 to 16.01	4,212,380	—	0.40 to 0.90	10.04 to 10.86

Note 6.    Financial Highlights (continued)

	January 1, 2018	December 31, 2018			For the Year ended December 31, 2018
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.39 to $20.85	1,356,428	$12.46 to $20.83	$17,366,568	0.55	0.40 to 0.90	(0.20) to 0.55
Limited Maturity Bond Fund	15.71 to 19.32	529,734	15.93 to 19.44	8,816,712	—	0.40 to 0.90	0.64 to 1.41
Quality Bond Fund	21.15 to 52.94	1,213,398	21.13 to 52.56	27,766,110	—	0.40 to 0.90	(0.82) to (0.07)
High Yield Bond Fund	31.03 to 84.55	479,038	30.19 to 82.08	17,207,882	—	0.40 to 0.90	(3.01) to (2.28)
Flexibly Managed Fund	50.34 to 213.74	4,387,947	50.58 to 213.37	267,282,361	—	0.40 to 0.90	(0.28) to 0.48
Balanced Fund	19.46 to 20.94	1,049,138	18.81 to 20.33	20,452,268	—	0.40 to 0.90	(3.61) to (2.88)
Large Growth Stock Fund	16.28 to 68.35	1,627,183	15.99 to 67.01	44,128,867	—	0.40 to 0.90	(2.05) to (1.31)
Large Cap Growth Fund	18.44 to 21.00	421,830	18.49 to 21.14	8,739,921	—	0.40 to 0.90	(0.08) to 0.67
Large Core Growth Fund	20.20 to 21.73	2,410,446	20.79 to 22.47	51,507,519	—	0.40 to 0.90	2.64 to 3.41
Large Cap Value Fund	24.02 to 100.41	1,189,809	22.06 to 92.06	38,358,291	—	0.40 to 0.90	(8.40) to (7.71)
Large Core Value Fund	17.51 to 18.83	1,871,261	16.28 to 17.59	31,593,244	—	0.40 to 0.90	(7.30) to (6.60)
Index 500 Fund	23.77 to 40.34	2,841,593	22.54 to 38.14	86,531,270	—	0.40 to 0.90	(5.47) to (4.76)
Mid Cap Growth Fund	17.44 to 36.83	951,870	17.40 to 36.65	26,099,032	—	0.40 to 0.90	(0.49) to 0.26
Mid Cap Value Fund	41.28 to 57.79	689,696	34.85 to 48.64	27,512,447	—	0.40 to 0.90	(15.83) to (15.20)
Mid Core Value Fund	31.00 to 35.30	292,742	26.85 to 30.70	8,637,586	—	0.40 to 0.90	(13.70) to (13.05)
SMID Cap Growth Fund	24.52 to 26.38	116,744	23.07 to 24.93	2,865,163	—	0.40 to 0.90	(6.21) to (5.50)
SMID Cap Value Fund	26.07 to 28.05	123,238	22.02 to 23.80	2,870,405	—	0.40 to 0.90	(15.80) to (15.16)
Small Cap Growth Fund	17.87 to 52.60	1,083,876	16.96 to 49.78	26,053,833	—	0.40 to 0.90	(5.36) to (4.64)
Small Cap Value Fund	57.84 to 86.92	771,881	49.82 to 74.29	43,473,427	—	0.40 to 0.90	(14.53) to (13.88)
Small Cap Index Fund	21.38 to 23.00	126,875	18.86 to 20.39	2,545,224	—	0.40 to 0.90	(12.04) to (11.37)
Developed International Index Fund	13.28 to 14.28	252,508	11.36 to 12.27	3,022,403	—	0.40 to 0.90	(14.71) to (14.06)
International Equity Fund	27.95 to 55.91	1,652,777	24.37 to 48.62	54,465,927	—	0.40 to 0.90	(13.05) to (12.39)
Emerging Markets Equity Fund	12.88 to 13.86	1,537,143	10.58 to 11.44	17,085,470	—	0.40 to 0.90	(18.08) to (17.46)
Real Estate Securities Fund	34.95 to 39.79	419,149	33.35 to 38.13	15,436,934	—	0.40 to 0.90	(4.91) to (4.19)
Aggressive Allocation Fund	18.14 to 19.51	145,765	16.33 to 17.65	2,543,339	—	0.40 to 0.90	(10.21) to (9.53)
Moderately Aggressive Allocation Fund	18.65 to 20.06	548,722	17.11 to 18.49	10,098,735	—	0.40 to 0.90	(8.53) to (7.83)
Moderate Allocation Fund	16.67 to 17.94	803,626	15.62 to 16.88	13,342,148	—	0.40 to 0.90	(6.59) to (5.88)
Moderately Conservative Allocation Fund	15.19 to 16.34	207,631	14.59 to 15.77	3,155,978	—	0.40 to 0.90	(4.19) to (3.47)
Conservative Allocation Fund	13.61 to 14.64	263,249	13.36 to 14.44	3,711,208	—	0.40 to 0.90	(2.08) to (1.34)

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.     Subsequent Events

Management has evaluated events subsequent to December 31, 2022 and through the Account I Financial Statement date of issuance of April 13, 2023.

PM8674  05/23

The Penn Mutual Life Insurance Company

  2022 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (“PML”) which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 17, 2023

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

As of December 31,	2022	2021

ADMITTED ASSETS
Bonds	$13,672,878	$12,136,084
Stocks:
Preferred	51,966	75,947
Common — affiliated	869,747	767,365
Common — unaffiliated	42,557	55,377
Real estate	29,654	30,810
Policy loans	553,785	461,927
Cash and short-term investments	376,029	403,753
Alternative assets	1,188,539	1,221,285
Derivatives	1,172,035	815,383
Other invested assets	1,024,353	1,016,185

TOTAL INVESTMENTS	18,981,543	16,984,116

Investment income due and accrued	155,217	130,621
Premiums due and deferred	151,969	132,164
Deferred tax asset	255,575	218,388
Corporate owned life insurance	228,074	251,890
Amounts recoverable from reinsurers	43,359	34,624
Other assets	66,746	178,384
Separate account assets	8,091,620	10,064,678

TOTAL ASSETS	$27,974,103	$27,994,865

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$12,932,817	$11,318,880
Dividends to policyholders payable in the following year	165,192	125,114
Policy claims in process	75,682	104,049
Interest maintenance reserve	8,726	13,174
Asset valuation reserve	339,347	503,173
Drafts outstanding	41,043	44,944
Funds held under coinsurance	1,769,348	1,642,217
Other liabilities	582,032	640,067
Derivatives	1,318,483	966,970
Separate account liabilities	8,091,620	10,064,678

TOTAL LIABILITIES	25,324,290	25,423,266

CAPITAL AND SURPLUS
Surplus notes	891,130	890,827
Unassigned surplus	1,758,683	1,680,772

TOTAL CAPITAL AND SURPLUS	2,649,813	2,571,599

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$27,974,103	$27,994,865

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income

For the Years Ended December 31,	2022	2021

REVENUE
Premium and annuity considerations	$858,958	$1,251,685
Net investment income	820,300	727,623
Reserve adjustments on reinsurance ceded	1,119,763	475,370
Other revenue	446,534	341,263

TOTAL REVENUE	3,245,555	2,795,941

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,191,034	1,331,360
Increase in reserves for payment of future insurance and annuity benefits	1,494,697	1,185,779
Commissions	224,991	206,328
Operating expenses	315,381	333,551
Other expenses	73,149	82,835
Net transfer from separate accounts	(218,319)	(349,704)

TOTAL BENEFITS AND EXPENSES	3,080,933	2,790,149

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	164,622	5,792

Dividends to policyholders	172,848	126,382

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(8,226)	(120,590)

Federal income tax benefit	(3,579)	(38,179)

LOSS FROM OPERATIONS	(4,647)	(82,411)

Net realized capital gains/(losses), net of tax	79,808	(67,699)

NET INCOME/(LOSS)	$75,161	$(150,110)

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2022	2021

SURPLUS
Opening surplus adjustment	$(1,357)	$—
Surplus, beginning of year	2,570,242	2,261,031
Net income/(loss)	75,161	(150,110)
Change in:
Reinsurance	(29,101)	(13,402)
Asset valuation reserve	163,826	(241,969)
Net unrealized capital (losses)/gains, net of tax	(139,650)	168,262
Net deferred income tax	10,631	26,021
Funded status of postretirement plans, net of tax	3,381	6,941
Surplus notes	303	500,282
Nonadmitted assets	(4,980)	14,543

Surplus, end of year	$2,649,813	$2,571,599

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2022	2021

OPERATIONS
Premium and annuity considerations	$2,246,744	$1,884,678
Net investment income	882,090	778,755
Other revenue	247,308	260,857

CASH PROVIDED BY OPERATIONS	3,376,142	2,924,290

Benefits paid	1,413,880	1,493,672
Commissions and operating expenses	607,042	563,203
Net transfers from separate accounts	(216,850)	(345,666)
Dividends to policyholders	14,912	14,805
Taxes paid/(refunded) on operating income and realized investment losses	(138,888)	115,583

CASH USED IN OPERATIONS	1,680,096	1,841,597

NET CASH PROVIDED BY OPERATIONS	1,696,046	1,082,693

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,460,296	1,560,789
Preferred and common stocks	67,724	83,162
Alternative assets, real estate and other invested assets	300,229	103,988
Derivatives	139,322	12,511
Miscellaneous proceeds	(16,943)	4,882

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,950,628	1,765,332

Cost of investments acquired:
Bonds	3,145,343	3,055,982
Preferred and common stock	149,456	61,113
Alternative assets, real estate and other invested assets	410,701	256,963
Derivatives	16,942	77,643
Miscellaneous applications	(13,914)	—

TOTAL COST OF INVESTMENTS ACQUIRED	3,708,528	3,451,701

Net (increase) in policy loans	(76,420)	(15,752)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,834,320)	(1,702,121)

FINANCING AND MISCELLANEOUS
Surplus notes	—	500,000
Net (withdrawals) on deposit-type contracts	119,502	2,989
Other cash applied, net	(8,952)	205,213

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	110,550	708,202

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(27,724)	88,774

Cash and short-term investments:
Beginning of year	403,753	314,979

End of year	$376,029	$403,753

…continued -

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2022	2021

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$8,588	$18,132
Premiums paid from benefits, dividends, policy loans and waivers	$163,789	$142,256
Common stock acquired as a return of capital/dividend	$8,697	$8,914
Non-cash disposals	$55,995	$52,111
Reinsurance Emerging Earnings	$29,100	$13,402

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 5

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. Certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.
(u)

Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of the interest credited to policyholders within Benefits paid to policyholders and beneficiaries.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for

2022 Statutory Financial Statements	Page 7

($ in Thousands)

structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity. PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $130,655 and $107,304 as of December 31, 2022 and 2021, respectively.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2022 or 2021, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2022 and 2021.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate  Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in HTK, ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions. In 2022 changes in Private Funds/PMUBX resulted in an opening surplus adjustment.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities  OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

2022 Statutory Financial Statements	Page 9

($ in Thousands)

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2022				2021

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$168	$40,671	NA		$322	$26,409	NA
Uncollected loading	(165)	(11,304)	NA		(311)	(5,726)	NA

Net uncollected	$3	$29,367	$108	$29,478	$11	$20,683	$114	$20,808

Deferred premium	$17,080	$133,281	NA		$24,692	$119,548	NA
Deferred loading	(16,310)	(8,156)	NA		(23,241)	(6,933)	NA

Net deferred	$770	$125,125	$3	$125,898	$1,451	$112,615	$3	$114,069

Subtotal — gross deferred and uncollected				155,376				134,877
Nonadmitted				(3,407)				(2,713)

Premiums due and deferred , net				$151,969				$132,164

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2022	2021

Equity funds	$156,539	$211,695
Bond funds	3,171	3,646
Money market funds	43,561	12,269
Other	24,803	24,280

Total	$228,074	$251,890

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $82,353 and $113,970, less accumulated depreciation of $76,858 and $106,176 at December 31, 2022 and 2021, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2022 and 2021 was $4,154 and $5,522, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration,

2022 Statutory Financial Statements	Page 11

($ in Thousands)

surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company had $2,180,642 and $2,104,495 as of December 31, 2022 and December 31, 2021, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  Drafts outstanding have not been presented for payment and are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2022, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES  On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note

2022 Statutory Financial Statements	Page 13

($ in Thousands)

was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 for the year ended December 31, 2022. Total interest paid since the issuance of the 2021 Note is $30,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 7.625% 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2022 and December 31, 2021, the amortized cost basis of the 2010 Note was $193,119 and $192,930, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2022 and December 31, 2021, respectively. Total interest paid since the issuance of the 2010 Note is $202,063.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2022 and December 31, 2021, the amortized cost basis of the 2004 Note was $198,011 and $197,897, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2022 and December 31, 2021, respectively. Total interest paid since the issuance of the 2004 Note is $256,320.

The recognition of Interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2022, there were $100,000 in outstanding borrowings and the maximum borrowed during the year was $350,000. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $130,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

2022 Statutory Financial Statements	Page 15

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$986,748	$848	$57,713	$929,883
Other Governments	6,000	—	159	5,841
States, Territories and Possessions	49,872	501	2,970	47,403
Political Subdivisions	322,436	1,145	50,207	273,374
Special Revenue	1,129,580	6,395	184,526	951,449
Industrial and Miscellaneous	5,965,201	53,504	774,515	5,244,190
Residential Mortgage-backed Securities	940,165	1,412	112,482	829,095
Commercial Mortgage-backed Securities	1,682,775	3,650	124,535	1,561,890
Asset-backed Securities	2,311,423	7,405	143,669	2,175,159
Hybrid Securities	275,254	771	27,733	248,292
SVO Identified Funds	388	—	—	388
Bank Loans	3,036	67	27	3,076

Total Bonds	13,672,878	75,698	1,478,536	12,270,040
Preferred Stock	51,966	4,354	8,056	48,264

Total Bonds and Preferred Stock	$13,724,844	$80,052	$1,486,592	$12,318,304

		Gross Unrealized Capital
2021	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$876,444	$1,477	$12,360	$865,561
Other Governments	6,000	167	4	6,163
States, Territories and Possessions	32,273	4,666	—	36,939
Political Subdivisions	258,154	24,000	471	281,683
Special Revenue	981,920	107,366	3,918	1,085,368
Industrial and Miscellaneous	5,403,223	737,544	16,719	6,124,048
Residential Mortgage-backed Securities	728,563	8,636	4,390	732,809
Commercial Mortgage-backed Securities	1,645,626	75,336	6,698	1,714,264
Asset-backed Securities	1,915,827	25,341	16,426	1,924,742
Hybrid Securities	283,878	20,550	465	303,963
SVO Identified Funds	458	—	—	458
Bank Loans	3,718	81	9	3,790

Total Bonds	12,136,084	1,005,164	61,460	13,079,788
Preferred Stock	75,947	3,399	1,001	78,345

Total Bonds and Preferred Stock	$12,212,031	$1,008,563	$62,461	$13,158,133

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $233 and $130, respectively, of subprime mortgages.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2022	2021

Debt securities — Available for sale	Collateral — FHLB	$489,304	$—
Debt securities — Available for sale	Reinsurance agreements	5,251,909	3,857,683
Debt securities — Available for sale	New York 109 trust agreement	4,122,950	3,424,365
Debt securities — Available for sale	Collateral – Derivatives	217,127	463,957
Debt securities — Available for sale	State deposit	3,345	3,357
Equity securities — Common stock unaffiliated	FHLB Stock	6,753	4,860
Equity securities — Common stock unaffiliated	Reinsurance agreements	13,324	23,460
Cash	Collateral — derivatives	—	104,798
Cash	State deposit	927	927

Total Restricted Assets		$10,105,639	$7,883,407

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$292,537	$291,156
Due after one year through five years	1,391,244	1,333,417
Due after five years through ten years	1,198,915	1,139,703
Due after ten years	5,855,819	4,939,620
Residential Mortgage-backed Securities(1)	940,165	829,095
Commercial Mortgage-backed Securities(1)	1,682,775	1,561,890
Asset-backed Securities(1)	2,311,423	2,175,159

Total Bonds	13,672,878	12,270,040
Preferred Stock	51,966	48,264

Total Bonds and Preferred Stock	$13,724,844	$12,318,304

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $151,730, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.7 years.

At December 31, 2022, the largest industry concentration of the Company’s portfolio was investments in the Sovereign sector of $685,643, representing 5% of the total debt securities portfolio.

2022 Statutory Financial Statements	Page 17

($ in Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2022	2021

Balance, beginning of period	$8,169	$8,544
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(316)	(375)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	3,414	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$11,267	$8,169

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2022 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$187,333	$6,647	$692,906	$51,066	$880,239	$57,713	61
Other Governments	841	159	—	—	841	159	2
States, Territories and Possessions	32,320	2,970	—	—	32,320	2,970	10
Political Subdivisions	156,007	25,253	60,526	24,954	216,533	50,207	544
Special Revenue	550,467	84,550	238,000	99,976	788,467	184,526	298
Industrial and Miscellaneous	3,649,910	484,842	725,904	289,673	4,375,814	774,515	1,950
Residential Mortgage-backed Securities	569,522	54,718	246,767	57,764	816,289	112,482	222
Commercial Mortgage-backed Securities	1,264,993	93,979	182,923	30,556	1,447,916	124,535	492
Asset-backed Securities	1,030,166	64,692	857,933	78,977	1,888,099	143,669	465
Hybrid Securities	217,691	24,775	15,917	2,958	233,608	27,733	80
Bank Loans	1,203	27	—	—	1,203	27	2

Total Bonds	7,660,453	842,612	3,020,876	635,924	10,681,329	1,478,536	4,126
Preferred Stock	41,549	6,729	6,526	1,327	48,075	8,056	26

Total Bonds and Preferred Stock	$7,702,002	$849,341	$3,027,402	$637,251	$10,729,404	$1,486,592	4,152

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$562,605	$7,210	$103,002	$5,150	$665,607	$12,360	61
Other Governments	4,996	4	—	—	4,996	4	2
Political Subdivisions	24,780	380	5,527	91	30,307	471	479
Special Revenue	164,111	1,716	19,636	2,202	183,747	3,918	250
Industrial and Miscellaneous	483,018	11,167	132,381	5,552	615,399	16,719	1,743
Residential Mortgage-backed Securities	372,160	3,399	14,063	991	386,223	4,390	185
Commercial Mortgage-backed Securities	183,615	2,093	58,297	4,605	241,912	6,698	417
Asset-backed Securities	1,045,283	7,353	141,442	9,073	1,186,725	16,426	385
Hybrid Securities	12,147	162	1,698	303	13,845	465	81
Bank Loans	1,873	9	—	—	1,873	9	3

Total Bonds	2,854,588	33,493	476,046	27,967	3,330,634	61,460	3,606
Preferred Stock	5,344	12	15,888	989	21,232	1,001	40

Total Bonds and Preferred Stock	$2,859,932	$33,505	$491,934	$28,956	$3,351,866	$62,461	3,646

Included in the December 31, 2022 and 2021 amounts above is the interest portion of other-than-temporary impairments on securities of $1,228 and $407, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2022	$47,329	$1,651	$6,423	$42,557
December 31, 2021	64,163	50	8,836	55,377

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2022	$9,483	$1,759	$13,467	$4,664	$22,950	$6,423
December 31, 2021	25,477	6,929	19,202	1,907	44,679	8,836

2022 Statutory Financial Statements	Page 19

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 16 individual securities. As of December 31, 2022, there were 7 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 7 securities, 9 were impaired totaling $9,547.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2022 and 2021 was $2,753 and $2,460, respectively. The Company also invested $4,000 and $2,400 in FHLB-PGH Activity Stock as of December 31, 2022 and 2021, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2022 and 2021, the Company’s borrowing capacity with the FHLB-PGH was $910,080 and $1,011,470, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2022	Maximum during 2022	December 31, 2021	Maximum during 2021

Carrying value	$489,304	$573,764	$—	$211,851
Fair value	432,986	538,930	—	211,863

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2022 and 2021 was $3,930 and $65, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2022 and 2021, the Company recognized an other than temporary impairments on an asset-backed security.

	Amortized Cost Prior to OTTI	OTTI		Fair Value
December 31, 2022		Interest	Non-Interest

Intent to sell	$—	—	—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,091	—	3,414	677

Total other-than-temporary impairments	$4,091	$—	$3,414	$677

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2022 and 2021, accumulated depreciation on real estate amounted to $30,611 and $29,174, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2022, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $434 and $7,392 for the years ended December 31, 2022 and 2021, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $323,119 and $317,178 for the years ended December 31, 2022 and 2021.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2022 and 2021 were as follows:

December 31,	2022	2021

LIHTC	$68,024	$30,452
Receivable for securities	794	113
Notes receivable — affiliates	650,000	500,000
Investments in affiliates	195,458	234,597
Investment in Private Funds/PMUBX	108,695	249,641
Other	1,382	1,382

Total other invested assets	$1,024,353	$1,016,185

Other invested assets-affiliated represents the Company’s investment in ISP, PMAM, PMAM’s Private Funds/PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2022 and 2021. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2022 or 2021.

Commitments of $53,452 and $12,632 for the years ended December 31, 2022 and 2021, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 1 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2022	2021

Income:
Bonds and preferred stock	$557,331	$493,623
Common stock — unaffiliated	3,134	3,017
Common stock — affiliated	8,202	—
Real estate	3,588	3,588
Policy loans	23,969	21,650
Alternative assets	118,835	183,402
Other invested assets	183,544	90,556
Other	5,241	102
Derivatives	1,211	7,576
IMR amortization	(11,637)	(10,210)

Total investment income	893,418	793,304

Expenses:
Surplus note interest	47,853	41,551
Depreciation of real estate	1,436	1,531
Other investment expenses	23,829	22,599

Total investment expenses	73,118	65,681

Net Investment Income	$820,300	$727,623

Included in the table above (Bonds and preferred stock) for 2022 is $3,369 of investment income attributable to securities disposed of as a result of a callable feature, spread over 13 securities.

2022 Statutory Financial Statements	Page 21

($ in Thousands)

During 2022 and 2021, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2022			2021

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$629,451	$2,668	$53,846	$397,768	$7,072	$10,317
Preferred stock	15,440	—	1,440	28,235	—	1,102
Common stock	30,537	568	15,420	36,704	3,027	4,615

There was no nonadmitted accrued investment income at December 31, 2022 and 2021. As of December 31, 2022, there were 3 common stock impairments totaling $1,234.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2022	2021

Realized capital gains/(losses)	$48,264	$(68,784)
Less amount transferred to IMR	(20,360)	(1,413)
Less Taxes:
Transferred to IMR	4,277	296
Capital gains	(15,461)	32

Net Realized Capital Gains/(Losses)	$79,808	$(67,699)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2022 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $7,900,397 and $9,836,109 at December 31, 2022 and 2021, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $191,223 and $228,569 at December 31, 2022 and 2021, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2022	2021

Premiums, considerations and deposits	$325,968	$378,170
Reserves at December 31, at market value	7,972,530	9,947,341
Subject to discretionary withdrawal at market value	7,972,530	9,947,341

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2022	2021

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$325,968	$378,170
Transfers from separate accounts	(544,287)	(727,874)

Transfers as reported in the Statements of Income	$(218,319)	$(349,704)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2022	2021

Enhanced Deferred Individual Annuity	$6,557,955	$8,112,118
Single Life Variable Universal Life	778,099	963,495
Basic Deferred Individual Annuity	310,285	420,260
Joint Life Variable Universal Life	254,058	340,236
Deferred Group Annuity	191,223	228,569

Total	$8,091,620	$10,064,678

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $79,020 and $71,435 for the years ended December 31, 2022 and 2021, respectively and $341,025 for the five-year period between 2018 and 2022.

For the years ended December 31, 2022 and 2021, the general account of the Company has paid $2,345 and $718, respectively, towards separate account guarantees on a direct basis, and $5,045 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

2022 Statutory Financial Statements	Page 23

($ in Thousands)

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2022 and 2021, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $14,328 and $6,803 at December 31, 2022 and 2021, respectively.

December 31,		2022			2021
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$3,812	$—	$23,263	$2,359	$—
Equity futures	181,474	795	—	140,268	52	(577)
Equity options	1,029,370	2,647	(1,044)	1,175,396	18,362	(17,687)
Inflation swaps	260,000	4,891	(6,092)	175,000	5,587	(1,418)
Interest rate futures	78,008	155	—	37,454	—	(297)
Interest rate swaps	11,075,800	1,038,767	(968,314)	10,527,600	496,526	(264,522)
Swaptions	1,170,000	3,024	(4,763)	155,000	2	(737)
Total return swaps	5,325,845	103,616	(324,832)	2,843,881	279,987	(651,499)
Treasury forwards	147,000	—	(13,438)	347,000	5,705	(6,529)
Treasury swaps	—	—	—	200,000	—	(23,704)

Total	$19,290,760	$1,157,707	$(1,318,483)	$15,624,862	$808,580	$(966,970)

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

Years Ended December 31,	2022		2021
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$877	$84	$730	$17
Equity options	—	(18,004)	—	23,878
Equity futures	—	(4,221)	—	(32,344)
Inflation swaps	4,318	850	6,042	8,936
Interest rate futures	—	(399)	—	(3,470)
Interest rate swaps	(15,085)	174,545	(234)	(37,229)
Swaptions	—	939	—	440
Total return swaps	9,876	13,767	710	5,317
Treasury forwards	—	(16,874)	—	(10,614)
Treasury swaps	1,225	(30,226)	328	—

Total	$1,211	$120,461	$7,576	$(45,069)

1	$0 and $(289) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2022 and 2021, respectively.

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2022	2021

Currency swaps	$1,453	$1,487
Equity options	(13,197)	41,213
Inflation swaps	(925)	(1,053)
Interest rate swaps	(151,869)	31,382
Swaptions	(854)	(371)
Total return swaps	150,295	(140,482)
Treasury forwards	(12,614)	233
Treasury swaps	23,704	(12,728)

Total	$(4,007)	$(80,319)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2022 and 2021, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2022 and 2021, the Company pledged net collateral of $209,739 and $353,301, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2022 and 2021, the Company pledged collateral for futures contracts of $5,277 and $6,473, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a

2022 Statutory Financial Statements	Page 25

($ in Thousands)

measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2022, there was 1 debt security carried at fair value of $4,867 that were valued in this manner. As of December 31, 2021, there were 2 debt securities carried at fair value of $6,833 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

2022 Statutory Financial Statements	Page 27

($ in Thousands)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,438	$—	$1,438
Asset-backed securities	—	—	—	—
SVO Identified Funds	388	—	—	388

Total Bonds	388	1,438	—	1,826
Preferred Stock	23,182	4,972	937	29,091
Common stock — unaffiliated	35,793	—	6,764	42,557
Derivatives:
Futures	950	—	—	950
Options	—	2,647	—	2,647
Swaps	—	1,154,110	—	1,154,110

Total derivatives	950	1,156,757	—	1,157,707

Total investments	60,313	1,163,167	7,701	1,231,181
Separate account assets	8,091,620	—	—	8,091,620

Total assets	$8,151,933	$1,163,167	$7,701	$9,322,801

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total
Liabilities:
Derivatives:
Options	$—	$(1,044)	$—	$(1,044)
Forwards	—	(13,438)	—	(13,438)
Swaps	—	(1,304,001)	—	(1,304,001)

Total liabilities	$—	$(1,318,483)	$—	$(1,318,483)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2021	FV Level 1		FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—		$106	$—	$106
Commercial MBS	—		979	—	979
Asset-backed securities	—		169	—	169
SVO Identified Funds	458		—	—	458

Total Bonds	458		1,254	—	1,712
Preferred Stock	43,904		—	6,687	50,591
Common stock — unaffiliated	50,506		—	4,871	55,377
Derivatives:
Futures	52		—	—	52
Options	—		18,362	—	18,362
Forwards	—		5,705	—	5,705
Swaps	—		784,461	—	784,461

Total derivatives	52		808,528	—	808,580

Total investments	94,920		809,782	11,558	916,260
Separate account assets	10,064,678		—	—	10,064,678

Total assets	$10,159,598		$809,782	$11,558	$10,980,938

Liabilities:
Derivatives:
Futures	(874)		—	—	(874)
Options	—		(17,687)	—	(17,687)
Forwards	—		(6,529)	—	(6,529)
Swaps	—		(941,880)	—	(941,880)

Total liabilities	$(874	) $	(966,096)	$—	$(966,970)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

2022 Statutory Financial Statements	Page 29

($ in Thousands)

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 security transferred out of Level 3 for the year ended December 31, 2022.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2022 and 2021 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2022	$6,687	$4,871	$11,558
Transfers in	—	—	—
Transfers out	(5,000)	—	(5,000)
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	1,893	1,893
(Sales)	(750)	—	(750)

Balance, December 31, 2022	$937	$6,764	$7,701

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2021	$783	$2,500	$3,283
Transfers in	5,904	—	5,904
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	2,400	2,400
(Sales)	—	(29)	(29)

Balance, December 31, 2021	$6,687	$4,871	$11,558

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2022:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$937	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	6,753	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$7,701

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$12,270,040	$13,672,878	$743,570	$11,342,670	$183,800
Preferred stock	48,264	51,966	38,496	8,832	936
Common stock-unaffiliated	42,557	42,557	35,793	—	6,764
Cash and short-term investments	376,029	376,029	376,029	—	—
Derivatives	1,157,706	1,172,035	950	1,156,756	—
Separate Account assets	8,091,620	8,091,620	8,091,620	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,495,955	$2,552,277	$—	$—	$2,495,955
Derivatives	1,318,483	1,318,483	—	1,318,483	—
Separate Account liabilities	8,091,620	8,091,620	8,091,620	—	—

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,079,788	$12,136,084	$742,685	$12,127,928	$209,175
Redeemable preferred stock	78,345	75,947	71,658	—	6,687
Common stock-unaffiliated	55,377	55,377	50,506	—	4,871
Cash and short-term
investments	403,753	403,753	403,753	—	—
Derivatives	808,580	815,383	52	808,528	—
Separate Account assets	10,064,678	10,064,678	10,064,678	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,335,606	$2,332,973	$—	$—	$2,335,606
Derivatives	966,970	966,970	874	966,096	—
Separate Account liabilities	10,064,678	10,064,678	10,064,678	—	—

2022 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$342,279	$341,283	$344,474	$—	$—	$—
Universal Life with Secondary
Guarantees	1,961,941	1,888,725	4,673,352	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,443,753	1,422,171	1,594,470	—	—	—
Other Permanent Cash Value Life
Insurance	—	6,633,446	7,565,081	—	—	—
Variable Universal Life	298,965	283,928	281,476	1,031,034	1,021,846	1,021,846
Miscellaneous Reserves	—	—	28,473	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	391,249	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	31,595	—	—	—
Disability — Disabled Lives	—	—	13,610	—	—	—
Miscellaneous Reserves	—	—	69,203	—	—	—

Total	4,046,938	10,569,553	14,993,208	1,031,034	1,021,846	1,021,846
Less: Reinsurance ceded	3,266,725	3,190,539	5,097,291	—	—	—

Net	$780,213	$7,379,014	$9,895,917	$1,031,034	$1,021,846	$1,021,846

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $375,398 with surrender charges of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

	General Account			Separate Account
December 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$355,573	$354,652	$357,677	$—	$—	$—
Universal Life with Secondary
Guarantees	1,946,540	1,859,978	4,453,926	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,379,987	1,347,856	1,501,122	—	—	—
Other Permanent Cash Value Life
Insurance	—	5,515,531	6,234,648	—	—	—
Variable Universal Life	265,724	255,083	253,843	1,303,819	1,299,568	1,299,568
Miscellaneous Reserves	—	—	59,523	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,658	—	—	—
Accidental Death Benefits	—	—	226	—	—	—
Disability — Active Lives	—	—	28,561	—	—	—
Disability — Disabled Lives	—	—	13,769	—	—	—
Miscellaneous Reserves	—	—	61,926	—	—	—

Total	3,947,824	9,333,100	13,357,879	1,303,819	1,299,568	1,299,568
Less: Reinsurance ceded	3,186,013	3,087,376	4,780,198	—	—	—

Net	$761,811	$6,245,724	$8,577,681	$1,303,819	$1,299,568	$1,299,568

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	198,904	—	198,904	2%
At fair value	—	6,762,724	6,762,724	67%

Subtotal	198,904	6,762,724	6,961,628	69%

At book value — without adjustment	1,778,423	—	1,778,423	18%
Not subject to discretionary withdrawal	1,219,375	187,961	1,407,336	14%

Total annuity reserves and deposit liabilities gross	3,196,702	6,950,685	10,147,387	100%

Less: Reinsurance ceded	168,822	—	168,822

Total Annuity Reserves and Deposit Liabilities, Net	$3,027,880	$6,950,685	$9,978,565

2022 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $6,542 with surrender charges of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	152,830	—	152,830	1%
At fair value	—	8,423,511	8,423,511	73%

Subtotal	152,830	8,423,511	8,576,341	74%

At book value — without adjustment	1,610,097	—	1,610,097	14%
Not subject to discretionary withdrawal	1,107,670	224,262	1,331,932	12%

Total annuity reserves and deposit liabilities gross	2,870,597	8,647,773	11,518,370	100%

Less: Reinsurance ceded	138,830	—	138,830

Total Annuity Reserves and Deposit Liabilities, Net	$2,731,767	$8,647,773	$11,379,540

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2022	2021

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$151,609	$165,602
Policyholders’ reserves — individual annuities	2,163,661	2,039,258
Liabilities for deposit-type contracts	628,247	508,745
VM-21 reserves	84,363	18,162

Subtotal	3,027,880	2,731,767

Separate Account Annual Statement:
Annuities	6,950,685	8,647,773
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	6,950,685	8,647,773

Total Reserves	$9,978,565	$11,379,540

As of December 31, 2022 and 2021, the Company has recorded reserves of $100,263 and $0, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2022	2021

Account value	$6,395,190	$7,873,611
Net amount at risk	328,912	12,107

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$245,587	$236,610
GMWB	11,689	2,628,664	2,571,329
GMWB w/ DB	991	196,031	189,974
GMWB w/ inflation	10,070	2,064,335	2,042,028
GMWB w/ inflation w/ DB	260	53,116	52,158
GMAB/GMWB	2,123	368,769	368,580

Total	26,757	$5,556,502	$5,460,679

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,435	$261,192	$254,278
GMWB	11,703	3,186,886	3,125,990
GMWB w/ DB	939	224,299	219,693
GMWB w/ inflation	10,286	2,564,387	2,541,042
GMWB w/ inflation w/ DB	263	64,803	63,590
GMAB/GMWB	2,265	490,267	489,938

Total	26,891	$6,791,834	$6,694,531

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

2022 Statutory Financial Statements	Page 35

($ in Thousands)

company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,373,834 and $7,783,732, as of December 31, 2022 and 2021, respectively. During 2022 and 2021, there were $2,373 and $17,760 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $64,912 and $68,866, as of December 31, 2022 and 2021, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$195,103	$208,428	$16,913	$17,767
Service cost	—	—	231	342
Interest cost	4,440	3,675	320	294
Actuarial loss/(gain)	(40,804)	(6,034)	(5,156)	(436)
Benefits paid	(11,361)	(10,966)	(1,296)	(1,054)

Projected benefit obligation at end of year	$147,378	$195,103	$11,012	$16,913

The discount rate was 5.49% at December 31, 2022 and 2.86% at December 31, 2021, which resulted in an actuarial gain on the benefit obligation for the Pension Plans during 2022.

The discount rate was 5.53% at December 31, 2022 and 2.87% at December 31, 2021, which resulted in an actuarial gain on the benefit obligation for Other Postretirement Healthcare Plans during 2022.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Discount rate(1)	5.49%	2.86%	5.53%	2.87%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2022 discount rates are 5.43%, 5.42%, and 5.24% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2022		2021
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.75%	6.75%	6.25%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2027	2027

2022 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Change in plan assets:
Fair value of plans assets at beginning of year	$230,758	$224,075	$—	$—
Actual return on plan assets	(27,651)	15,272	—	—
Employer contribution	2,287	2,377	1,296	1,054
Benefits paid	(11,361)	(10,966)	(1,296)	(1,054)

Fair value of plan assets at end of year	$194,033	$230,758	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2022:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$58,429	$—	$—	$58,429
Bond funds	122,312	6,059	—	128,371
Money market funds	7,233	—	—	7,233

Total	$187,974	$6,059	$—	$194,033

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2021:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$68,073	$—	$—	$68,073
Bond funds	148,292	6,496	—	154,788
Money market funds	7,897	—	—	7,897

Total	$224,262	$6,496	$—	$230,758

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2022 and 2021 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2022 and 2021 are as follows:

	2022 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2022	2021

Equity funds	40.0%	30.1%	29.5%
Bond funds	60.0%	66.2%	67.1%
Money market funds	—%	3.7%	3.4%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2022 and 2021 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Benefit obligation	$(147,378)	$(195,103)	$(11,012)	$(16,913)
Fair value of plan assets	194,033	230,758	—	—

Funded Status	$46,655	$35,655	$(11,012)	$(16,913)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Prepaid pension asset (nonadmitted)	$63,949	$57,799	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(17,294)	(22,143)	(11,012)	(16,913)

Funded Status	$46,655	$35,656	$(11,012)	$(16,913)

2022 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2022	2021	2022	2021

Projected benefit obligation	$(130,084)	$(172,959)	$(17,294)	$(22,143)
Fair value of plan assets	194,033	230,758	—	—

Funded Status	63,949	57,799	(17,294)	(22,143)

Accumulated benefit obligation	$(130,084)	$(172,959)	$(17,294)	$(22,143)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Unrecognized prior service cost	$103	$123	$185	$626
Unrecognized actuarial (gain)/loss	50,574	49,437	(7,224)	(2,323)

Total	$50,677	$49,560	$(7,039)	$(1,697)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2022 and 2021, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$49,560	$57,468	$(1,697)	$(820)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(441)	(441)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	—	—	—
Net actuarial loss/(gain) arising during the period	2,675	(5,932)	(5,155)	(436)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,538)	(1,956)	254	—
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$50,677	$49,560	$(7,039)	$(1,697)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Service cost	$—	$—	$231	$342
Interest cost	4,440	3,675	320	294
Expected return on plan assets	(15,827)	(15,374)	—	—
Amortization of prior service cost/(credit)	20	20	441	441
Amortization of actuarial losses/(gains)	1,538	1,956	(254)	—

Total net periodic benefit (credit)/cost	$(9,829)	$(9,723)	$738	$1,077

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2022	2021	2022	2021

Discount rate for benefit obligations	2.86%	2.49%	2.88%	2.45%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2022		2021
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.75%	6.75%	6.20%	6.25%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	4.50%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2027	2027

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2022	2021	2022	2021

Employer Contributions	$2,287	$2,378	$1,296	$1,054
Benefits Paid	$(11,361)	$(10,966)	$(1,296)	$(1,054)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2023, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,994 and $1,069, respectively.

2022 Statutory Financial Statements	Page 41

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2022 and 2021. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2023	$11,994	$1,069
2024	11,809	1,054
2025	11,775	1,026
2026	11,802	1,003
2027	11,842	994
Years 2028-2032	56,853	4,296

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2022, and 2021, the expense recognized for these plans was $8,315 and $8,967, respectively.

Note 10.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2022 and 2021.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description	2022			2021

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$504,102	$14,627	$518,729	$482,323	$15,091	$497,414

Adjusted gross DTAs	504,102	14,627	518,729	482,323	15,091	497,414
Adjusted gross DTAs nonadmitted	(40,179)	—	(40,179)	(44,966)	—	(44,966)

Subtotal admitted adjusted DTA	463,923	14,627	478,550	437,357	15,091	452,448
Gross DTL	(144,243)	(78,732)	(222,975)	(137,198)	(96,862)	(234,060)

Net admitted DTA/(DTL)	$319,680	$(64,105)	$255,575	$300,159	$(81,771)	$218,388

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Description	Changes during 2022

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$21,779	$(464)	$21,315

Adjusted gross DTAs	21,779	(464)	21,315
Adjusted gross DTAs nonadmitted	4,787	—	4,787

Subtotal admitted adjusted DTA/(DTL)	26,566	(464)	26,102
Gross DTL	(7,045)	18,130	11,085

Net admitted DTA/(DTL)	$19,521	$17,666	$37,187

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2022			2021

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$240,978	$14,597	$255,575	$203,297	$15,091	$218,388
1. Adjusted gross DTA expected to be realized	240,978	14,597	255,575	203,297	15,091	218,388
2. Adjusted gross DTA allowed per limitation threshold	—	—	355,534	—	—	353,462
Adjusted gross DTA offset by existing DTLs	222,975	—	222,975	234,060	—	234,060

Total admitted DTA realized within 3 years	$463,953	$14,597	$478,550	$437,357	$15,091	$452,448

Description	Changes during 2022

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$37,681	$(494)	$37,187
1. Adjusted gross DTA to be realized	37,681	(494)	37,187
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(11,085)	—	(11,085)

Total admitted DTA realized within 3 years	$26,596	$(494)	$26,102

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	435%	472%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,930,954	$3,084,344

2022 Statutory Financial Statements	Page 43

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2022			December 31, 2021			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	3%	87%	100%	88%	(87)%	—%	(85)%
Net admitted DTAs	—%	100%	(25)%	92%	100%	89%	(92)%	—%	(114)%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2022	2021

Current federal income tax expense/(benefit)	$(3,579)	$(38,179)
Income tax effect on realized capital gains/(losses)	(15,461)	32

Federal and foreign income taxes incurred	$(19,040)	$(38,147)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2022	2021	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$125,975	$111,246	$14,729
DAC	151,726	129,337	22,389
Deferred compensation	38,022	39,181	(1,159)
Nonadmitted assets	19,294	16,827	2,467
LIHTC credits	68,418	75,448	(7,030)
Coinsurance transaction	—	2,027	(2,027)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	60,741	64,825	(4,084)
Other- ordinary	3,583	7,089	(3,506)

Subtotal — Gross ordinary DTAs	504,102	482,323	21,779
Nonadmitted ordinary DTAs	(40,179)	(44,966)	4,787

Admitted ordinary DTAs	463,923	437,357	26,566
Capital:
OTTI on Investments	14,627	15,091	(464)

Gross capital DTAs	14,627	15,091	(464)

Admitted capital DTAs	14,627	15,091	(464)

Admitted DTAs	478,550	452,448	26,102
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(117,891)	(104,787)	(13,104)
Future Policy Benefits — 8 year spread	(18,176)	(24,235)	6,059
Other	(8,176)	(8,176)	—

Ordinary DTLs	(144,243)	(137,198)	(7,045)
Capital:
Alternative asset investments	(45,428)	(40,890)	(4,538)
Net unrealized investment gains	(33,304)	(55,972)	22,668

Capital DTLs	(78,732)	(96,862)	18,130

DTLs	(222,975)	(234,060)	11,085

Net deferred tax asset	$255,575	$218,388	$37,187

2022 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2022	2021	Change

Total deferred tax assets	$518,729	$497,414	$21,315
Total deferred tax liabilities	(222,975)	(234,060)	11,085

Net deferred tax asset	$295,754	$263,354	$32,400

Tax effect of net unrealized gains/(losses)			(22,668)
Tax effect of postretirement liability			899

Change in net deferred income tax			$10,631

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2022 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income (Loss) before taxes	$40,034	$8,407	21.00%
Income from affiliates	(146,896)	(30,848)	(77.06)%
Separate account dividend received deduction	(24,527)	(5,150)	(12.87)%
LIHTC	—	(4,540)	(11.34)%
Executive benefits	23,500	4,935	12.33%
IMR tax adjustment	11,637	2,444	6.10%
Dividends received deduction	(2,411)	(506)	(1.26)%
2021 tax return true-up	(10,684)	(2,244)	(5.60)%
Change in non-admitted asset	(11,745)	(2,466)	(6.16)%
Other	1,421	297	0.75%

Total	$(119,671)	$(29,671)	(74.12)%

Federal income taxes incurred		$(3,579)	(8.94)%
FIT expense/(benefit) on realized capital gains/losses		(11,184)	(27.94)%
FIT in IMR gains/losses		(4,277)	(10.68)%
Change in net deferred income tax		(10,631)	(26.56)%

Total Statutory Taxes		$(29,671)	(74.12)%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

The Company has $68,418 of LIHTC carryforwards as of December 31, 2022 that will begin to expire in 2034.

There was no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2019 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2022 and 2021, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that it does not expect to be liable for CAMT in 2023.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2022:
Premium and annuity considerations	$2,771,772	$11,831	$1,924,645	$858,958
Reserves and funds for payment of insurance and annuity benefits	18,408,702	4,229	5,480,114	12,932,817

December 31, 2021:
Premium and annuity considerations	$2,402,947	$10,957	$1,162,219	$1,251,685
Reserves and funds for payment of insurance and annuity benefits	16,459,008	3,660	5,143,788	11,318,880

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the

2022 Statutory Financial Statements	Page 47

($ in Thousands)

Company as beneficiary. As of December 31, 2022 and 2021, the Company had a related reserve credit of $167,333 and $175,206, respectively, which was secured by investment grade securities with a market value of $238,951 and $279,931, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus. The after-tax gain was amortized into income over the emerging earnings of the business, and fully amortized in 2022.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2022		2021
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(48,295)	$(224,537)	$(59,488)	$(186,902)
YRT — Over retention	PIANY	2,771	543	2,259	282
Coinsurance Funds Withheld	PIA	(33,895)	(1,518,169)	(36,080)	(1,447,171)
Coinsurance — Inforce	PIA	(37,929)	(565,410)	(42,332)	(545,308)
Coinsurance	PIA	(92,718)	(1,293,105)	(100,613)	(1,215,179)
YRT — Over retention	PIA	4,239	584	3,726	452
YRT — Over retention	Vantis	13	52	—	15

Total		$(205,814)	$(3,600,042)	$(232,528)	$(3,393,810)

Coinsurance Modified Coinsurance — PIANY  PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY  The company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld — PIA  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention — Vantis  Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	8%
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	100,000	Market Based at time of draw

The Company recorded $49,451 and $36,837 in interest income on these notes for the years ended December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the Company had outstanding principle receivables of $650,000 and $500,000 and interest receivables of $14,469 and $8,280, respectively, relating to these agreements.

Beginning in 2022, JMS has a line of credit with the Company. There was no outstanding balance as of December 31, 2022.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2022 and 2021 of $108,695 and $249,641, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $15,839,682 and $14,418,870 and combined liabilities of $14,760,955 and $12,824,502 as of December 31, 2022 and 2021, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $74,434 and $69,603 and other intangible assets of $3,220 and $4,547 at December 31, 2022 and 2021, respectively.

The Company made the following capital contributions and received the following returns of capital for 2022 and 2021, respectively:

December 31	2022		2021
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$60,000	$—	$30,000	$—
Vantis	35,000	—	100	—
PIANY	15,000	—	5,000	—
HTK	—	—	6,500	—

Capital contributions and return of capital were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2022 and 2021, the total expenses incurred by subsidiaries under these agreements were $61,801 and $78,383, respectively. The Company received services from its subsidiary, Vantis, during 2021 and 2020, incurring expenses of $2,578 and $4,080, respectively. The net amount due to the Company was $16,272 and $14,565 at December 31, 2022 and December 31, 2021, respectively.    Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $12,688 and $12,688 for 2022 and 2021, respectively.

2022 Statutory Financial Statements	Page 49

($ in Thousands)

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2022 and 2021 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into other leases, primarily for field offices.

As of December 31, 2022 future minimum payments under noncancellable leases are as follows:

For the year ending:

2023	$8,514
2024	$6,983
2025	$5,481
2026	$3,195
Thereafter	$348

Rent expense was $8,221 and $17,827 as of December 31, 2022 and December 31, 2021, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2022, the Company had outstanding commitments totaling $323,119 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of February 17, 2023 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2023 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

T4471-PML	01/23

The Penn Mutual Life Insurance Company

  2020 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square 2001 Market Street Suite 1800 Philadelphia, Pennsylvania 19103-7042 T: 267 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although no reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

February 18, 2021

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2020	2019

ADMITTED ASSETS
Bonds	$10,732,081	$10,421,103
Stocks:
Preferred	107,688	120,570
Common — affiliated	762,783	716,298
Common — unaffiliated	49,980	64,246
Real estate	30,955	32,062
Policy loans	433,491	396,411
Cash and short-term investments	314,979	311,382
Alternative assets	899,224	758,045
Derivatives	743,732	581,407
Other invested assets	886,874	809,315

TOTAL INVESTMENTS	14,961,787	14,210,839

Investment income due and accrued	113,904	134,608
Premiums due and deferred	123,867	106,469
Deferred tax asset	205,552	191,165
Corporate owned life insurance	234,721	231,012
Amounts recoverable from reinsurers	36,810	25,170
Other assets	49,522	57,513
Separate account assets	9,204,090	8,370,170

TOTAL ASSETS	$24,930,253	$23,326,946

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$10,130,112	$10,176,283
Dividends to policyholders payable in the following year	106,677	103,857
Policy claims in process	79,404	58,780
Interest maintenance reserve	4,081	105,176
Asset valuation reserve	261,204	192,420
Drafts outstanding	35,356	30,350
Funds held under coinsurance	1,516,818	993,897
Federal income taxes payable	19,526	2,117
Other liabilities	494,746	628,555
Derivatives	817,208	666,654
Separate account liabilities	9,204,090	8,370,170

TOTAL LIABILITIES	22,669,222	21,328,259

SURPLUS
Surplus notes	390,545	390,284
Unassigned surplus	1,870,486	1,608,403

TOTAL SURPLUS	2,261,031	1,998,687

TOTAL LIABILITIES AND SURPLUS	$24,930,253	$23,326,946

The accompanying notes are an integral part of these financial statements.

2020 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2020	2019

REVENUE
Premium and annuity considerations	$(598,360)	$1,159,299
Net investment income	620,515	654,555
Reserve adjustments on reinsurance ceded	1,209,143	426,075
Other revenue	417,893	354,844

TOTAL REVENUE	1,649,191	2,594,773

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,187,849	1,522,946
Increase in reserves for payment of future insurance and annuity benefits	84,639	838,322
Commissions	172,438	169,938
Operating expenses	324,367	320,427
Other expenses	60,850	57,257
Net transfer from separate accounts	(251,464)	(383,836)

TOTAL BENEFITS AND EXPENSES	1,578,679	2,525,054

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	70,512	69,719

Dividends to policyholders	108,654	98,433

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX Benefit	(38,142)	(28,714)

Federal income tax benefit	(39,373)	(73,310)

GAIN FROM OPERATIONS	1,231	44,596

Net realized capital gains, net of tax	4,899	12,976

NET INCOME	$6,130	$57,572

SURPLUS
Net income	$6,130	$57,572
Change due to reinsurance	250,628	(8,224)
Change in asset valuation reserve	(68,784)	(27,367)
Change in net unrealized capital gains, net of tax	69,155	150,200
Change in net deferred income tax	51,104	(9,513)
Change in funded status of postretirement plans, net of tax	(6,827)	(3,955)
Change in surplus notes	261	243
Change in valuation basis	(13,170)	—
Change in nonadmitted assets	(26,153)	(13,845)

Change in surplus	262,344	145,111

Surplus, beginning of year	1,998,687	1,853,576

Surplus, end of year	$2,261,031	$1,998,687

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2020	2019

OPERATIONS
Premium and annuity considerations	$762,889	$1,720,387
Net investment income	721,000	707,804
Other revenue	244,709	251,107

CASH PROVIDED BY OPERATIONS	1,728,598	2,679,298

Benefits paid	576,582	1,552,417
Commissions and operating expenses	516,730	359,288
Net transfers from separate accounts	(263,932)	(380,494)
Dividends to policyholders	16,921	17,894
Taxes (refunded) on operating income and realized investment losses	(13,701)	(32,712)

CASH USED IN OPERATIONS	832,600	1,516,393

NET CASH PROVIDED BY OPERATIONS	895,998	1,162,905

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	4,552,470	3,485,833
Preferred and common stocks	139,249	82,556
Alternative assets, real estate and other invested assets	63,110	120,507
Derivatives	8,623	18,749
Miscellaneous proceeds	14,441	—

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	4,777,893	3,707,645

Cost of investments acquired:
Bonds	4,721,008	3,894,823
Preferred and common stock	143,460	140,285
Alternative assets, real estate and other invested assets	239,824	306,246
Derivatives	286,225	125,891
Miscellaneous applications	28,363	—

TOTAL COST OF INVESTMENTS ACQUIRED	5,418,880	4,467,245

Net (increase) in policy loans	(26,894)	(30,180)

NET CASH USED IN INVESTMENT ACTIVITIES	(667,881)	(789,780)

FINANCING AND MISCELLANEOUS
Net (withdrawals) on deposit-type contracts	(144,460)	(429,053)
Other cash applied, net	(80,060)	96,464

NET CASH USED IN FINANCING AND MISCELLANEOUS	(224,520)	(332,589)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	3,597	40,536

Cash and short-term investments:
Beginning of year	311,382	270,846

End of year	$314,979	$311,382

…continued -

2020 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2020	2019

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisition	$176,528	$210,854
Premiums paid from benefits, dividends/policy loans and waivers	$130,606	$106,705
Common stock acquired as a return of capital/dividend	$7,432	$2,852
Other	$12,016	$21,089

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. myWorth, LLC, and certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

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($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(o)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(p)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(q)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(r)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(s)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “ability and intent to not sell” criteria; and
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock  Preferred Stock with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates is carried at its underlying audited statutory equity.

During 2019, PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $107,152 and $104,050 as of December 31, 2020 and 2019, respectively, resulting in increases in surplus by these amounts on the Company’s financial statements.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2020 or 2019, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2020 and 2019.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. Impairment of affiliate goodwill is recognized through realized capital gains/ (losses).

Real Estate  Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these

2020 Statutory Financial Statements	Page 7

($ in Thousands)

derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.    LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets  OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC  OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2020				2019

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$577	$25,574	NA		$333	$17,072	NA
Uncollected loading	(558)	(4,974)	NA		(315)	(2,577)	NA

Net uncollected	$19	$20,600	$173	$20,792	$18	$14,495	$231	$14,744

Deferred premium	$18,370	$107,559	NA		$16,787	$90,212	NA
Deferred loading	(17,370)	(2,765)	NA		(15,429)	2,091	NA

Net deferred	$1,000	$104,794	$4	$105,798	$1,358	$92,303	$4	$93,665

Subtotal — gross deferred and uncollected				126,590				108,409
Nonadmitted				(2,723)				(1,940)

Premiums due and deferred , net				$123,867				$106,469

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage,

2020 Statutory Financial Statements	Page 9

($ in Thousands)

which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2020	2019

Equity funds	$199,966	$173,756
Bond funds	3,517	21,741
Money market funds	8,438	11,004
Other	22,800	24,511

Total	$234,721	$231,012

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS  Computer equipment and packaged software is reported at a cost of $113,506 and $113,039, less accumulated depreciation of $102,062 and $100,654 at December 31, 2020 and 2019, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2020 and 2019 was $1,408 and $5,031, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

2020 Statutory Financial Statements	Page 11

($ in Thousands)

The Company had $2,222,787 and $2,360,661 as of December 31, 2020 and December 31, 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  Policy Claims in Process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  Drafts Outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2020, the Company’s surplus exceeds these minimum levels.

Page 12	The Penn Mutual Life Insurance Company

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SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2010 Notes was $192,756 and $192,596, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2010 Notes is $156,313.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2020 and December 31, 2019, the amortized cost basis of the 2004 Notes was $197,789 and $197,688, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2020 and December 31, 2019, respectively. Total interest paid since the issuance of the 2004 Notes is $216,420.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2020 Statutory Financial Statements	Page 13

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable.    Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $800,000. As of December 31, 2019, there were $150,000 in outstanding borrowings and the maximum borrowed during the year was $615,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2020, the Company adopted Changes to VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The Company realized the full impact of the new regulation in 2020 as an accounting change recognized as a change in valuation basis through an adjustment to surplus in the amount of $13,170.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Effective December 31, 2019, the Company adopted revisions to NAIC SSAP no. 51R requiring additional disclosures for life reserves by withdrawal characteristics.

During 2019, the Company adopted NAIC SSAP No. 100R, “Fair Value”. The revisions eliminated disclosures on transfers between Levels 1 and 2.

The NAIC adopted revisions to SSAP No. 69, “Statement of Cash Flow”. The revisions require restricted cash to be included in cash when reconciling the beginning-of-period and end-of-period cash amounts on the statement of cash flow. The new guidance was effective for the year ending December 31, 2019. Adoption of this guidance was not material to the Company.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2020	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$660,567	$5,207	$2,144	$663,630
Other Governments	6,000	200	12	6,188
States, Territories and Possessions	32,329	6,394	—	38,723
Political Subdivisions	210,165	26,641	—	236,806
Special Revenue	824,099	125,743	1,605	948,237
Industrial and Miscellaneous	4,916,620	947,435	7,036	5,857,019
Residential Mortgage-backed Securities	616,395	23,605	1,281	638,719
Commercial Mortgage-backed Securities	1,673,635	82,085	11,602	1,744,118
Asset-backed Securities	1,472,943	46,418	21,462	1,497,899
Hybrid Securities	307,046	23,545	1,670	328,921
SVO Identified Funds	532	—	—	532
Bank Loans	11,750	99	21	11,828

Total Bonds	10,732,081	1,287,372	46,833	11,972,620
Preferred Stock	107,688	4,601	484	111,805

Total Bonds and Preferred Stock	$10,839,769	$1,291,973	$47,317	$12,084,425

		Gross Unrealized Capital
2019	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$606,540	$955	$15,422	$592,073
Other Governments	7,000	—	5	6,995
States, Territories and Possessions	70,259	10,611	—	80,870
Political Subdivisions	220,182	25,719	183	245,718
Special Revenue	798,718	126,288	1,058	923,948
Industrial and Miscellaneous	4,542,328	569,800	12,719	5,099,409
Residential Mortgage-backed Securities	645,191	19,271	388	664,074
Commercial Mortgage-backed Securities	1,778,121	80,084	8,675	1,849,530
Asset-backed Securities	1,435,508	33,085	9,616	1,458,977
Hybrid Securities	289,904	12,377	763	301,518
SVO Identified Funds	9,965	34	114	9,885
Bank Loans	17,387	198	135	17,450

Total Bonds	10,421,103	878,422	49,078	11,250,447
Preferred Stock	120,570	3,725	1,584	122,711

Total Bonds and Preferred Stock	$10,541,673	$882,147	$50,662	$11,373,158

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $122,022 and $130,885, respectively, of subprime mortgages.

2020 Statutory Financial Statements	Page 15

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS  The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2020	2019

Debt securities — Available for sale	Collateral — FHLB	$—	$206,853
Debt securities — Available for sale	Reinsurance agreements	3,422,834	2,572,464
Debt securities — Available for sale	New York 109 trust agreement	3,136,924	—
Debt securities — Available for sale	Collateral — Derivatives	287,408	76,717
Debt securities — Available for sale	State deposit	3,622	3,544
Equity securities — Common stock unaffiliated	FHLB Stock	2,489	8,566
Equity securities — Common stock unaffiliated	Reinsurance agreements	34,293	84,618
Cash	Collateral — Derivatives	19,997	170,209
Cash	State deposit	927	927

Total Restricted Assets		$6,908,494	$3,123,898

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$84,839	$86,733
Due after one year through five years	1,149,244	1,213,892
Due after five years through ten years	1,278,722	1,476,271
Due after ten years	4,456,303	5,314,989
Residential Mortgage-backed Securities(1)	615,746	638,719
Commercial Mortgage-backed Securities(1)	1,674,284	1,744,117
Asset-backed Securities(1)	1,472,943	1,497,898

Total Bonds	10,732,081	11,972,619
Preferred Stock	107,688	111,804

Total Bonds and Preferred Stock	$10,839,769	$12,084,423

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $274,123, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.3 years.

At December 31, 2020, the Company had no industry concentration greater than 5% of the Company’s portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2020	2019

Balance, beginning of period	$12,838	$24,610
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,294)	(7,925)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	(11,252)
Credit loss impairment recognized in the current period on securities not previously impaired	—	2,294
Additional credit loss impairments recognized in the current period on securities previously impaired	—	5,111

Balance, end of period	$8,544	$12,838

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2020 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$78,544	$1,662	$834	$482	$79,378	$2,144	60
Other Governments	4,988	12	—	—	4,988	12	2
Special Revenue	39,034	546	3,371	1,059	42,405	1,605	208
Industrial and Miscellaneous	95,987	2,703	42,238	4,333	138,225	7,036	1,634
Residential Mortgage-backed Securities	24,345	1,075	3,023	206	27,368	1,281	182
Commercial Mortgage-backed Securities	278,239	8,956	30,095	2,646	308,334	11,602	400
Asset-backed Securities	268,932	16,714	268,830	4,748	537,762	21,462	322
Hybrid Securities	40,785	811	15,441	859	56,226	1,670	90
Bank Loans	5,529	21	—	—	5,529	21	6

Total Bonds	836,383	32,500	363,832	14,333	1,200,215	46,833	2,904
Preferred Stock	27,109	395	2,808	89	29,917	484	44

Total Bonds and Preferred Stock	$863,492	$32,895	$366,640	$14,422	$1,230,132	$47,317	2,948

2020 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2019	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$404,028	$14,425	$12,990	$997	$417,018	$15,422	80
Other Governments	5,000	—	1,995	5	6,995	5	2
Political Subdivisions	14,088	183	—	—	14,088	183	41
Special Revenue	4,930	71	23,179	987	28,109	1,058	417
Industrial and Miscellaneous	154,726	4,885	86,476	7,834	241,202	12,719	1,503
Residential Mortgage-backed Securities	61,625	168	9,348	220	70,973	388	104
Commercial Mortgage-backed Securities	267,251	5,074	43,301	3,601	310,552	8,675	267
Asset-backed Securities	480,356	2,271	277,689	7,345	758,045	9,616	302
Hybrid Securities	5,225	46	18,954	717	24,179	763	89
SVO Identified Funds	—	—	9,885	114	9,885	114	6
Bank Loans	3,138	135	—	—	3,138	135	9

Total Bonds	1,400,367	27,258	483,817	21,820	1,884,184	49,078	2,820
Preferred Stock	23,338	39	9,276	1,545	32,614	1,584	46

Total Bonds and Preferred Stock	$1,423,705	$27,297	$493,093	$23,365	$1,916,798	$50,662	2,866

Included in the December 31, 2020 and 2019 amounts above is the interest portion of other-than-temporary impairments on securities of $0 and $3,123, respectively.

COMMON STOCK — UNAFFILIATED  The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2020	$63,674	$1,508	$15,202	$49,980
December 31, 2019	76,434	398	12,586	64,246

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2020	$22,184	$6,636	$20,239	$8,566	$42,423	$15,202
December 31, 2019	5,961	454	41,779	12,132	47,740	12,586

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 24 individual securities. There were 12 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2020 and 2019 are temporary in nature.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2020 and 2019 was $2,489 and $2,566, respectively. The Company also invested $0 and $6,000 in FHLB-PGH Activity Stock as of December 31, 2020 and 2019, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2020 and 2019, the Company’s borrowing capacity with the FHLB-PGH was $728,008 and $1,375,908, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2020	Maximum during 2020	December 31, 2019	Maximum during 2019

Carrying value	$—	$997,886	$181,521	$756,815
Fair value	—	1,032,757	211,653	820,281

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2020 and 2019 was $4,819 and $11,955, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2020, the Company did not recognize any other than temporary impairments on loan-backed securities.

For the year ended December 31, 2019, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

	Amortized Cost Prior to OTTI	OTTI		Fair Value
December 31, 2019		Interest	Non-Interest

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,965	—	2,294	2,671

Total other-than-temporary impairments	$4,965	$—	$2,294	$2,671

In addition, during the years ended December 31, 2020 and 2019, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2020 and 2019, accumulated depreciation on real estate amounted to $27,643 and $26,118, respectively.

ALTERNATIVE ASSETS  The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2020, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $2,919 and $3,823 for the years ended December 31, 2020 and 2019, respectively, associated with other-than-temporary impairments of certain alternative assets.

2020 Statutory Financial Statements	Page 19

($ in Thousands)

Unfunded commitments for alternative assets were $356,218 and $427,924 for the years ended December 31, 2020 and 2019.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2020 and 2019 were as follows:

December 31,	2020	2019

LIHTC	$23,766	$31,928
Receivable for securities	2,114	16,555
Notes receivable — affiliates	430,000	420,000
Investments in affiliates	188,992	161,487
Investment in Private Funds/PMUBX	240,620	177,963
Other	1,382	1,382

Total other invested assets	$886,874	$809,315

Other invested assets-affiliated represents the Company’s investment in ISP, myWorth, PMAM, PMAM’s Private Funds/ PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2020 and 2019. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2020 or 2019.

Commitments of $31 and $649 for the years ended December 31, 2020 and 2019, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 3 and 8 years and required holding periods for its LIHTC investments between 6 and 11 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2020	2019

Income:
Bonds and preferred stock	$495,661	$494,906
Common stock — unaffiliated	6,065	7,008
Real estate	3,588	3,519
Policy loans	19,986	18,374
Alternative assets	72,013	83,159
Other invested assets	56,232	80,499
Other	9,462	10,449
Derivatives	11,187	405
IMR amortization	(1,627)	7,685

Total investment income	672,567	706,004

Expenses:
Surplus note interest	28,811	28,793
Depreciation of real estate	1,525	1,520
Other investment expenses	21,716	21,136

Total investment expenses	52,052	51,449

Net Investment Income	$620,515	$654,555

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

Included in the table above (Bonds and preferred stock) for 2020 is $2,603 of investment income attributable to securities disposed of as a result of a callable feature, spread over 18 securities.

During 2020 and 2019, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2020			2019

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$3,797,420	$249,064	$30,960	$2,873,827	$147,957	$9,452
Preferred stock	9,500	—	1,686	10,525	279	5
Common stock	87,103	4,581	18,975	44,156	1,607	1,051

There was no nonadmitted accrued investment income at December 31, 2020 and 2019.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2020	2019

Realized capital losses	$(54,741)	$(21,665)
Less amount transferred to IMR	(130,027)	(64,290)
Less Taxes:
Transferred to IMR	27,306	13,501
Capital gains	43,081	16,148

Net Realized Capital Gains/(Losses)	$4,899	$12,976

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2020 and reacquired within 30 days of the sale date.

Note 4.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,982,080 and $8,197,799 at December 31, 2020 and 2019, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $222,010 and $172,371 at December 31, 2020 and 2019, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2020	2019

Premiums considerations and deposits	$350,490	$429,750
Reserves at December 31, at market value	9,090,791	8,244,402
Subject to discretionary withdrawal at market value	9,090,791	8,244,402

2020 Statutory Financial Statements	Page 21

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2020	2019

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$350,490	$429,750
Transfers from separate accounts	(601,954)	(813,586)

Transfers as reported in the Statements of Income	$(251,464)	$(383,836)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2020	2019

Enhanced Deferred Individual Annuity	$7,425,298	$6,793,664
Single Life Variable Universal Life	848,592	752,478
Basic Deferred Individual Annuity	397,432	371,973
Joint Life Variable Universal Life	310,759	279,684
Deferred Group Annuity	222,009	172,371

Total	$9,204,090	$8,370,170

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $65,636 and $63,504 for the years ended December 31, 2020 and 2019, respectively and $301,982 for the five-year period between 2016 and 2020.

For the years ended December 31, 2020 and 2019, the general account of the Company has paid $1,355 and $266, respectively, towards separate account guarantees, and $3,776 cumulatively over the last five years.

Note 5.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

For the years ended December 31, 2020 and 2019, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $13,407 and $2,218 at December 31, 2020 and 2019, respectively

December 31,		2020			2019
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$871	$—	$24,076	$2,125	$—
Equity futures	221,321	88	(86)	37,810	34	(17)
Equity options	501,212	15,035	(60,556)	1,856,843	63,602	(103,955)
Inflation swaps	320,000	9,745	(4,523)	125,000	—	(5,688)
Interest rate futures	—	—	—	125,946	—	(156)
Interest rate swaps	11,492,999	453,460	(253,432)	10,260,800	330,505	(210,270)
Swaptions	760,000	968	(2,589)	1,680,000	575	(4,553)
Total return swaps	3,156,730	249,914	(483,745)	3,260,369	177,007	(342,015)
Treasury forwards	83,000	244	(1,301)	122,000	5,278	—
Treasury swaps	200,000	—	(10,976)	—	—	—

Total	$16,758,525	$730,325	$(817,208)	$17,492,844	$579,126	$(666,654)

2020 Statutory Financial Statements	Page 23

($ in Thousands)

Years Ended December 31,	2020		2019
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Credit default swaps	$—	$—	$(182)	$(218)
Currency swaps	689	(35)	766	(1)
Equity options	—	(30,185)	—	(16,937)
Equity futures	—	(5,601)	—	(15,036)
Inflation swaps	(1,498)	472	(1,609)	—
Interest rate futures	—	16,040	—	(4,944)
Interest rate swaps	7,001	(166,062)	(6,715)	(109,542)
Swaptions	—	6,135	—	2,020
Total return swaps	3,946	(113,942)	8,684	(14,253)
Treasury forwards	—	29,008	—	14,420
Treasury swaps	1,049	—	(539)	1,479

Total	$11,187	$(264,170)	$405	$(143,012)

1	$(362,529) and $(178,789) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2020 and 2019, respectively.

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2020	2019

Credit default swaps	$—	$401
Currency swaps	(1,254)	1,149
Equity futures	(208)	614
Equity options	(23,430)	(13,510)
Inflation swaps	10,910	1,031
Interest rate futures	1,284	2,121
Interest rate swaps	80,355	144,053
Swaptions	3,566	585
Total return swaps	(66,022)	(109,099)
Treasury forwards	(6,334)	3,565
Treasury swaps	(10,976)	585

Total	$(12,109)	$31,495

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK  The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2020 and 2019, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2020 and 2019, the Company pledged net collateral of $287,408 and $212,716, respectively, in the form of securities. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2020 and 2019, the Company pledged collateral for futures contracts of $13,407 and $2,281, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.
Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing

2020 Statutory Financial Statements	Page 25

($ in Thousands)

appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2020, there were 4 debt securities carried at fair value of $1,732 that were valued in this manner. As of December 31, 2019, there were 3 debt securities carried at fair value of $4,443 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2020 Statutory Financial Statements	Page 27

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$169	$—	$169
Commercial MBS	—	1,222	—	1,222
SVO Identified Funds	532	—	—	532

Total Bonds	532	1,391	—	1,923
Preferred Stock	—	—	783	783
Common stock — unaffiliated	47,481	—	2,500	49,981
Derivatives:
Futures	88	—	—	88
Options	—	16,246	—	16,246
Swaps	—	713,991	—	713,991

Total derivatives	88	730,237	—	730,325

Total investments	48,101	731,628	3,283	783,012
Separate account assets	9,204,090	—	—	9,204,090

Total assets	$9,252,191	$731,628	$3,283	$9,987,102

Liabilities:
Derivatives:
Futures	(86)	—	—	(86)
Options	—	(64,446)	—	(64,446)
Swaps	—	(752,676)	—	(752,676)

Total liabilities	$(86)	$(817,122)	$—	$(817,208)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2019	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$5,038	$—	$5,038
Commercial MBS	—	9,886	—	9,886
Asset-backed securities	—	195	—	195
SVO Identified Funds	9,999	—	—	9,999

Total Bonds	9,999	15,119	—	25,118
Preferred Stock	—	—	783	783
Common stock — unaffiliated	55,658	—	8,577	64,235
Derivatives:
Futures	34	—	—	34
Options	—	64,177	—	64,177
Swaps	—	514,915	—	514,915

Total derivatives	34	579,092	—	579,126

Total investments	65,691	594,211	9,360	669,262
Separate account assets	8,370,170	—	—	8,370,170

Total assets	$8,435,861	$594,211	$9,360	$9,039,432

Liabilities:
Derivatives:
Futures	(172)	—	—	(172)
Options	—	(108,508)	—	(108,508)
Swaps	—	(557,974)	—	(557,974)

Total liabilities	$(172)	$(666,482)	$—	$(666,654)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no securities transferred in or out of Level 3 for the year ended December 31, 2020.

2020 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2020 and 2019 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2020	$—	$—	$783	$8,577	$9,360
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	34,800	34,800
(Sales)	—	—	—	(40,877)	(40,877)

Balance, December 31, 2020	$—	$—	$783	$2,500	$3,283

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2019	$—	$—	$—	$26,463	$26,463
Transfers in	—	—	783	—	783
Transfers out	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—	—	—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	16,125	16,125
(Sales)	—	—	—	(34,011)	(34,011)

Balance, December 31, 2019	$—	$—	$783	$8,577	$9,360

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2020:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$783	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	2,489	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$3,283

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,972,616	$10,732,081	$541,048	$11,191,930	$239,638
Preferred stock	111,804	107,688	91,037	19,430	1,337
Common stock-unaffiliated	49,980	49,980	47,491	—	2,489
Cash and short-term investments	314,979	314,979	314,979	—	—
Derivatives	730,325	743,732	88	730,237	—
Separate Account assets	9,204,090	9,204,090	9,204,090	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,404,895	$2,392,470	$—	$—	$2,404,895
Derivatives	817,208	817,122	86	817,122	—
Separate Account liabilities	9,204,090	9,204,090	9,204,090	—	—

2019	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,260,298	$10,421,103	$534,105	$10,476,223	$249,970
Redeemable preferred stock	122,710	120,570	72,595	48,779	1,337
Common stock-unaffiliated	64,235	64,246	55,670	—	8,566
Cash and short-term
investments	311,382	311,382	311,382	—	—
Derivatives	579,126	581,407	34	579,092	—
Separate Account assets	8,370,170	8,370,170	8,370,170	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,693	$2,493,999	$—	$—	$2,474,693
Derivatives	666,654	666,654	172	666,482	—
Separate Account liabilities	8,370,170	8,370,170	8,370,170	—	—

2020 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7.  LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$450,632	$439,441	$456,872	$—	$—	$—
Universal Life with Secondary
Guarantees	1,849,595	1,759,260	4,185,254	—	—	—
Indexed Universal Life	1,102,835	1,065,737	1,087,109	—	—	—
Indexed Universal Life with
Secondary Guarantees	124,306	117,487	236,961	—	—	—
Other Permanent Cash Value Life
Insurance	—	4,554,096	5,058,701	—	—	—
Variable Universal Life	241,981	233,651	235,586	1,197,922	1,156,686	1,156,686
Miscellaneous Reserves	—	—	73,365	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	388,980	—	—	—
Accidental Death Benefits	—	—	230	—	—	—
Disability — Active Lives	—	—	25,765	—	—	—
Disability — Disabled Lives	—	—	13,759	—	—	—
Miscellaneous Reserves	—	—	35,745	—	—	—

Total	3,769,349	8,169,672	11,798,327	1,197,922	1,156,686	1,156,686
Less: Reinsurance ceded	2,685,104	2,579,699	4,488,139	—	—	—

Net	$1,084,245	$5,589,973	$7,310,188	$1,197,922	$1,156,686	$1,156,686

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $298,259 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

	General Account			Separate Account
December 31, 2019	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$406,742	$394,879	$459,265	$—	$—	$—
Universal Life with Secondary
Guarantees	1,818,866	1,715,014	3,962,633	—	—	—
Indexed Universal Life	973,686	923,822	947,121	—	—	—
Indexed Universal Life with
Secondary Guarantees	113,662	105,795	211,416	—	—	—
Other Permanent Cash Value Life
Insurance	—	3,808,674	4,205,259	—	—	—
Variable Universal Life	208,738	204,648	202,331	1,036,947	1,027,444	1,027,444
Miscellaneous Reserves	—	—	35,152	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	364,301	—	—	—
Accidental Death Benefits	—	—	235	—	—	—
Disability — Active Lives	—	—	23,244	—	—	—
Disability — Disabled Lives	—	—	14,217	—	—	—
Miscellaneous Reserves	—	—	25,312	—	—	—

Total	3,521,694	7,152,832	10,450,486	1,036,947	1,027,444	1,027,444
Less: Reinsurance ceded	1,853,714	1,756,805	3,360,740	—	—	—

Net	$1,667,980	$5,396,027	$7,089,746	$1,036,947	$1,027,444	$1,027,444

Note 8.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	168,479	—	168,479	2%
At fair value	—	7,716,170	7,716,170	71%

Subtotal	168,479	7,716,170	7,884,649	72%

At book value — without adjustment	1,655,252	—	1,655,252	15%
Not subject to discretionary withdrawal	1,122,071	217,935	1,340,006	12%

Total annuity reserves and deposit liabilities gross	2,945,802	7,934,105	10,879,907	100%

Less: Reinsurance ceded	135,510	—	135,510

Total Annuity Reserves and Deposit Liabilities, Net	$2,810,292	$7,934,105	$10,744,397

2020 Statutory Financial Statements	Page 33

($ in Thousands)

Annuity and deposit-type contract reserves of $17,826 with surrender charges of 5% or more as of December 31, 2020 will have less than a 5% surrender charge in 2021.

2019	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	157,988	—	157,988	2%
At fair value	—	7,050,706	7,050,706	68%

Subtotal	157,988	7,050,706	7,208,694	70%

At book value — without adjustment	1,782,278	—	1,782,278	17%
Not subject to discretionary withdrawal	1,140,322	166,252	1,306,574	13%

Total annuity reserves and deposit liabilities gross	3,080,588	7,216,958	10,297,546	100%

Less: Reinsurance ceded	3,851	—	3,851

Total Annuity Reserves and Deposit Liabilities, Net	$3,076,737	$7,216,958	$10,293,695

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2020	2019

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$182,504	$198,893
Policyholders’ reserves — individual annuities	2,076,915	2,211,708
Liabilities for deposit-type contracts	505,756	650,216
VM-21 reserves	45,117	15,920

Subtotal	2,810,292	3,076,737

Separate Account Annual Statement:
Annuities	7,934,105	7,216,958
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,934,105	7,216,958

Total Reserves	$10,744,397	$10,293,695

As of December 31, 2020 and 2019, the Company has recorded reserves of $0 and $150,479, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2020	2019

Account value	$7,184,525	$7,248,174
Net amount at risk	13,129	17,851

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,725	$283,251	$275,573
GMWB	12,581	3,038,652	2,976,734
GMWB w/ DB	1,070	234,075	229,316
GMWB w/ inflation	11,409	2,527,472	2,501,730
GMWB w/ inflation w/ DB	270	56,640	55,388
GMAB/GMWB	2,630	535,179	534,807

Total	29,685	$6,675,269	$6,573,548

The following table summarizes the account values for the different benefit types as of December 31, 2019:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,767	$253,785	$246,223
GMWB	12,550	2,698,931	2,635,894
GMWB w/ DB	1,084	216,896	211,416
GMWB w/ inflation	11,745	2,358,235	2,329,171
GMWB w/ inflation w/ DB	268	51,519	50,032
GMAB/GMWB	2,835	522,751	522,210

Total	30,249	$6,102,117	$5,994,946

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder

2020 Statutory Financial Statements	Page 35

($ in Thousands)

behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $7,124,398 and $7,141,715, as of December 31, 2020 and 2019, respectively. During 2020 and 2019, there was no release of reserves as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $73,661 and $76,191, as of December 31, 2020 and 2019, respectively.

Note 9.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

Effective December 31, 2019, the Vantis qualified pension plan was merged into the funded non-contributory defined benefit pension plan of its parent, the Company. As a result of the merger, assets of $11,227 and liabilities of $13,551 transferred from the Vantis plan to the pension plan of the Company. The Company recognized a settlement loss totaling $2,324; $1,307 is included in other expenses in the Statements of Income and $1,017 is included as a reduction to surplus in the Change in funded status of postretirement plans in Statements of Changes in Capital and Surplus.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$200,159	$169,233	$17,421	$16,197
Service cost	—	—	298	273
Interest cost	5,536	6,503	444	595
Actuarial loss/(gain)	13,547	21,107	541	1,373
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan merger	—	13,551	—	—

Projected benefit obligation at end of year	$208,428	$200,159	$17,767	$17,421

The discount rate was 2.49% at December 31, 2020 and 3.29% at December 31, 2019, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2020.

The discount rate was 2.45% at December 31, 2020 and 3.19% at December 31, 2019 which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2020.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate(1)	2.49%	3.29%	2.45%	3.19%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2020 discount rates are 2.13%, 2.02%, and 0.89% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.20%	6.50%	6.50%	6.80%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

2020 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS  The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Change in plan assets:
Fair value of plans assets at beginning of year	$213,878	$180,814	$—	$—
Actual return on plan assets	18,371	29,464	—	—
Employer contribution	2,640	2,608	937	1,017
Benefits paid	(10,814)	(10,235)	(937)	(1,017)
Plan Merger	—	11,227	—	—

Fair value of plan assets at end of year	$224,075	$213,878	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2020:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$87,754	$—	$—	$87,754
Bond funds	122,007	6,140	—	128,147
Money market funds	8,174	—	—	8,174

Total	$217,935	$6,140	$—	$224,075

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2019:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$81,843	$—	$—	$81,843
Bond funds	75,548	47,626	—	123,174
Money market funds	8,861	—	—	8,861

Total	$166,252	$47,626	$—	$213,878

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2020 and 2019 was a 40%-60%/40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2020 and 2019 are as follows:

	2020 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2020	2019

Equity funds	40.0%	39.2%	38.3%
Bond funds	60.0%	57.2%	57.6%
Money market funds	—%	3.6%	4.1%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2020 and 2019 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Benefit obligation	$(208,428)	$(200,159)	$(17,767)	$(17,421)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Prepaid pension asset (nonadmitted)	$39,949	$39,456	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(24,302)	(25,737)	(17,767)	(17,421)

Funded Status	$15,647	$13,719	$(17,767)	$(17,421)

2020 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2020	2019	2020	2019

Projected benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)
Fair value of plan assets	224,075	213,878	—	—

Funded Status	39,949	39,456	(24,302)	(25,737)

Accumulated benefit obligation	$(184,126)	$(174,422)	$(24,302)	$(25,737)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Unrecognized prior service cost	$143	$163	$1,066	$1,507
Unrecognized actuarial (gain)/loss	57,325	48,882	(1,886)	(2,545)

Total	$57,468	$49,045	$(820)	$(1,038)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2020 and 2019, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$49,045	$45,411	$(1,038)	$(2,411)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	—	(441)	(246)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	163	—	—
Net actuarial loss/(gain) arising during the period	9,844	4,024	541	1,373
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,401)	(1,407)	118	246
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	854	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$57,468	$49,045	$(820)	$(1,038)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2021 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$20	$441
Amortization of actuarial net (gain)/loss	1,852	(118)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Service cost	$—	$—	$298	$273
Interest cost	5,536	6,503	444	595
Expected return on plan assets	(14,669)	(12,380)	—	—
Amortization of prior service cost/(credit)	20	—	441	246
Amortization of actuarial losses/(gains)	1,401	1,407	(118)	(246)

Total net periodic benefit (credit)/cost	$(7,712)	$(4,470)	$1,065	$868

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2020	2019	2020	2019

Discount rate for benefit obligations	3.28%	4.29%	3.24%	3.19%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2020		2019
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.80%	6.80%	7.20%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2025	2025

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2020	2019	2020	2019

Employer Contributions	$2,440	$2,608	$937	$1,017
Benefits Paid	$(10,814)	$(10,235)	$(937)	$(1,017)

2020 Statutory Financial Statements	Page 41

($ in Thousands)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2021, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,597 and $1,265, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2020 and 2019. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2021	$11,597	$1,265
2022	11,432	1,266
2023	11,482	1,245
2024	11,508	1,217
2025	11,555	1,194
Years 2026-2030	57,639	5,557

Total	$115,213	$11,744

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2020, and 2019, the expense recognized for these plans was $8,610 and $8,460 respectively.

Note 10.  FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2020 and 2019.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$435,105	$11,362	$446,467	$372,227	$11,657	$383,884

Adjusted gross DTAs	435,105	11,362	446,467	372,227	11,657	383,884
Adjusted gross DTAs nonadmitted	(75,774)	—	(75,774)	(45,506)	—	(45,506)

Subtotal admitted adjusted DTA	359,331	11,362	370,693	326,721	11,657	338,378
Gross DTL	(119,704)	(45,437)	(165,141)	(113,966)	(33,247)	(147,213)

Net admitted DTA/(DTL)	$239,627	$(34,075)	$205,552	$212,755	$(21,590)	$191,165

Description	Changes during 2020

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$62,878	$(295)	$62,583
Adjusted gross DTAs	62,878	(295)	62,583
Adjusted gross DTAs nonadmitted	(30,268)	—	(30,268)

Subtotal admitted adjusted DTA/(DTL)	32,610	(295)	32,315
Gross DTL	(5,738)	(12,189)	(17,927)

Net admitted DTA/(DTL)	$26,872	$(12,484)	$14,388

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2020			2019

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$194,190	$11,362	$205,552	$179,508	$11,657	$191,165
1. Adjusted gross DTA expected to be realized	194,190	11,362	205,552	179,508	11,657	191,165
2. Adjusted gross DTA allowed per limitation threshold	—	—	306,605	—	—	268,670
Adjusted gross DTA offset by existing DTLs	165,141	—	165,141	147,213	—	147,213

Total admitted DTA realized within 3 years	$359,331	$11,362	$370,693	$326,721	$11,657	$338,378

2020 Statutory Financial Statements	Page 43

($ in Thousands)

Description	Changes during 2020

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$14,682	$(295)	$14,387
1. Adjusted gross DTA to be realized	14,682	(295)	14,387
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	17,929	—	17,929

Total admitted DTA realized within 3 years	$32,611	$(295)	$32,316

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	456%	454%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,456,023	$2,116,827

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	72%	100%	73%	67%	100%	68%	6%	—%	5%
Net admitted DTAs	93%	100%	93%	88%	100%	88%	5%	—%	5%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2020	2019

Current federal income tax expense/(benefit)	$(39,373)	$(73,310)
Income tax effect on realized capital gains/(losses)	43,081	29,649

Federal and foreign income taxes incurred	$3,708	$(43,661)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2020	2019	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$93,068	$92,717	$351
DAC	110,025	93,702	16,323
Deferred compensation	33,261	28,870	4,391
Nonadmitted assets	13,441	14,229	(788)
AMT credits	—	478	(478)
LIHTC credits	73,953	70,350	3,603
NOL Carryforward	—	14,567	(14,567)
Coinsurance transaction	2,800	4,417	(1,617)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	66,867	12,618	54,249
Other- ordinary	5,347	3,936	1,411

Subtotal — Gross ordinary DTAs	435,105	372,227	62,878
Nonadmitted ordinary DTAs	(75,774)	(45,506)	(30,268)

Admitted ordinary DTAs	359,331	326,721	32,610
Capital:
OTTI on Investments	11,362	11,657	(295)

Gross capital DTAs	11,362	11,657	(295)

Admitted capital DTAs	11,362	11,657	(295)

Admitted DTAs	370,693	338,378	32,315
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(82,004)	(70,789)	(11,215)
Future Policy Benefits — 8 year spread	(30,179)	(36,219)	6,040
Other	(7,521)	(6,958)	(563)

Ordinary DTLs	(119,704)	(113,966)	(5,738)
Capital:
Alternative asset investments	(31,613)	(27,688)	(3,925)
Other	(13,824)	(5,559)	(8,265)

Capital DTLs	(45,437)	(33,247)	(12,190)

DTLs	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$205,552	$191,165	$14,387

2020 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2020	2019	Change

Total deferred tax assets	$446,467	$383,884	$62,583
Total deferred tax liabilities	(165,141)	(147,213)	(17,928)

Net deferred tax asset	$281,326	$236,671	$44,655

Tax effect of net unrealized gains/(losses)			8,264
Tax effect of postretirement liability			(1,815)

Change in net deferred income tax			$51,104

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2020 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(92,883)	$(19,505)	21.00%
Income from affiliates	(29,379)	(6,170)	6.64%
Separate account dividend received deduction	(42,537)	(8,933)	9.62%
LIHTC	—	(10,370)	11.16%
Executive benefits	(6,820)	(1,432)	1.54%
IMR tax adjustment	1,627	342	-0.37%
Dividends received deduction	(4,136)	(869)	0.94%
Other	(2,180)	(459)	0.49%

Total	$(176,308)	$(47,396)	51.03%

Federal income taxes incurred		$(39,373)	42.39%
FIT expense/(benefit) on realized capital gains/losses		70,387	(75.78)%
FIT in IMR gains/losses		(27,306)	29.40%
Change in net deferred income tax		(51,104)	55.02%

Total Statutory Taxes		$(47,396)	51.03%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2020, the company utilized $16,283 (including $1,716 of true-up related to the filing of the 2019 tax return) of net operating loss carryforwards available from 2015 and 2016. In addition, the Company utilized $6,582 of the total LIHTC available of $70,350 as of December 31, 2019 that will expire starting in 2030.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) provides for all Alternative Minimum Tax (“AMT”) credits to be treated as refundable beginning with the filing of the 2019 tax return. At December 31, 2020, the Company had a current year recoverable of $1,976 with no credit carryforwards.

There was no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Tax years 2017 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2020 and 2019, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 11.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2020:
Premium and annuity considerations	$2,160,387	$9,855	$2,768,602	$(598,360)
Reserves and funds for payment of insurance and annuity benefits	14,981,770	3,331	4,854,989	10,130,112

December 31, 2019:
Premium and annuity considerations	$2,146,875	$8,235	$995,811	$1,159,299
Reserves and funds for payment of insurance and annuity benefits	13,775,179	3,389	3,602,285	10,176,283

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2020 and 2019, the Company had a related reserve credit of $179,647 and $182,341, respectively, which was secured by investment grade securities with a market value of $282,550 and $257,154, respectively, held in trust.

2020 Statutory Financial Statements	Page 47

($ in Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2020		2019
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(873,286)	$(174,872)	$—	$—
YRT — Over retention	PIANY	1,576	154	—	—
Coinsurance Funds Withheld	PIA	(36,560)	(1,370,240)	(39,278)	(1,291,692)
Coinsurance — Inforce	PIA	(46,680)	(485,990)	(54,750)	(429,976)
Coinsurance	PIA	(112,295)	(1,101,466)	(137,447)	(973,754)
YRT — Over retention	PIA	3,284	384	2,923	356

Total		$(1,063,961)	$(3,132,030)	$(228,552)	$(2,695,066)

Coinsurance Modified Coinsurance  Effective April 1, 2020, PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention  Effective April 1, 2020, the Company assumed from PIANY the policies included in the inforce block of New York variable universal life policies that resulted in retention greater than $300 per life, up to $5,000.

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 12.  RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 2016	September 2036	100,000	8%
JMS	December 2018	December 2038	130,000	8%
JMS	December 2018	December 2038	100,000	8%
PMAM	July 2019	July 2039	100,000	Market Based at time of draw

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company recorded $34,964 and $26,079 in interest income on these notes for the years ended December 31, 2020 and 2019, respectively. At December 31, 2020 and 2019, the Company had outstanding principle receivables of $430,000 and $420,000 and interest receivables of $7,769 and $7,791, respectively, relating to these agreements.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2020 and 2019 of $3,947 and $177,963, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $12,943,305 and $11,458,148 and combined liabilities of $11,629,656 and $10,567,579 as of December 31, 2020 and 2019, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $60,525 and $61,247 and other intangible assets of $4,565 and $6,622 at December 31, 2020 and 2019, respectively. Outstanding goodwill for an affiliate of $15,516 was fully impaired in 2019.

The Company made the following capital contributions and received the following returns of capital for 2020 and 2019, respectively:

December 31	2020		2019
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
Vantis	—	19,448	30,000	—
PIANY	5,000	—	—	—
myWorth	—	226	3,600	—

Capital contributions and return of capital were in the form of cash, with the exception of the Vantis $19,448 return of capital, which was in the form of stock of PIANY.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2020 and 2019, the total expenses incurred by subsidiaries under these agreements were $75,811 and $52,205, respectively. The Company received services from its subsidiary, Vantis, during 2020 and incurred expenses of $3,544 .. The net amount due to the Company was $17,992 and $17,269 at December 31, 2020 and December 31, 2019, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $11,830 and $10,845 for 2020 and 2019, respectively.

Note 13.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2020 and 2019 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

2020 Statutory Financial Statements	Page 49

($ in Thousands)

LEASES  The Company has entered into other leases, primarily for field offices.

As of December 31, 2020 future minimum payments under noncancellable leases are as follows:

For the year ending:

2021	$11,288
2022	$9,508
2023	$7,412
2024	$6,078
Thereafter	$7,479

Rent expense was $40,391 and $19,263 as of December 31, 2020 and December 31, 2019, respectively. Included in the 2020 expense was a charge of $22,989 related to terminated leases and related costs.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2020, the Company had outstanding commitments totaling $356,218 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through the financial statement issuance date of February 18, 2021 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

T4471-PML	02/21